Exhibit 10.5


                                     WARRANT
                                     -------

THE SECURITIES  REPRESENTED BY THIS WARRANT HAVE NOT BEEN  REGISTERED  UNDER THE
SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS. THE SECURITIES HAVE BEEN ACQUIRED FOR INVESTMENT AND MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED OR ASSIGNED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS, OR AN OPINION OF COUNSEL IN A FORM REASONABLY SATISFACTORY TO THE ISSUER THAT REGISTRATION IS NOT REQUIRED UNDER SAID ACT OR APPLICABLE STATE SECURITIES LAWS OR UNLESS SOLD PURSUANT TO RULE 144 UNDER SAID ACT. NOTWITHSTANDING THE FOREGOING, THIS WARRANT MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT.


                           TELEPLUS ENTERPRISES, INC.


                        WARRANT TO PURCHASE COMMON STOCK

Warrant No.: TLPE-005                                Number of Shares: 5,000,000

Date of Issuance: July 28, 2006

Teleplus Enterprises, Inc., a Nevada corporation (the "Company"), hereby certifies that, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, CORNELL CAPITAL PARTNERS, LP ("Cornell"), the registered holder hereof or its permitted assigns, is entitled, subject to the terms set forth below, to purchase from the Company upon surrender of this Warrant, at any time or times on or after the date hereof, but not after 11:59 P.M. Eastern Time on the Expiration Date (as defined herein) Five Million (5,000,000) fully paid and nonassessable shares of Common Stock (as defined herein) of the Company (the "Warrant Shares") at the exercise price per share provided in Section 1(b) below or as subsequently adjusted; provided, however, that in no event shall the holder be entitled to exercise this Warrant for a number of Warrant Shares in excess of that number of Warrant Shares which, upon giving effect to such exercise, would cause the aggregate number of shares of Common Stock beneficially owned by the holder and its affiliates to exceed 4.99% of the outstanding shares of the Common Stock following such exercise, except within sixty (60) days of the Expiration Date (however, such restriction may be waived by Cornell (but only as to itself and not to any other holder) upon not less than 65 days prior notice to the Company). For purposes of the foregoing provision, the aggregate number of shares of Common Stock beneficially owned by the holder and its affiliates shall include the number of shares of Common Stock issuable upon exercise of this Warrant with respect to which the determination of such provision is being made, but shall exclude shares of Common Stock which would be issuable upon (i) exercise of the remaining, unexercised Warrants beneficially owned by the holder and its affiliates and (ii) exercise or conversion of the unexercised or unconverted portion of any other securities of the Company beneficially owned by the holder and its affiliates (including, without limitation, any convertible notes or preferred stock) subject to a limitation on conversion or exercise analogous to the limitation contained herein. Except as set forth in the preceding sentence, for purposes of this paragraph, beneficial ownership shall be calculated in accordance with Section 13(d) of the Securities Exchange Act of 1934, as amended. For purposes of this Warrant, in determining the number of outstanding shares of Common Stock a holder may rely on the number of outstanding shares of Common Stock as reflected in (1) the Company's most recent Form 10-QSB or Form 10-KSB, as the case may be,
(2) a more recent public announcement by the Company or (3) any other notice by the Company or its transfer agent setting forth the number of shares of Common Stock outstanding. Upon the written request of any holder, the Company shall promptly, but in no event later than one (1) Business Day following the receipt of such notice, confirm in writing to any such holder the number of shares of Common Stock then outstanding. In any case, the number of outstanding shares of Common Stock shall be determined after giving effect to the exercise of Warrants (as defined below) by such holder and its affiliates since the date as of which such number of outstanding shares of Common Stock was reported.

This Warrant is the common stock purchase warrant (the "Warrant") issued pursuant to the Securities Purchase Agreement ("Securities Purchase Agreement") dated the date hereof between the Company and the Buyers listed on Schedule I thereto.

Definitions. The following words and terms as used in this Warrant shall have the following meanings:

"Approved Stock Plan" means any employee benefit plan which has been approved by the Board of Directors of the Company, pursuant to which the Company's securities may be issued to any employee, officer or director for services provided to the Company.

"Business Day" means any day other than Saturday, Sunday or other day on which commercial banks in the City of New York are authorized or required by law to remain closed.

"Closing Bid Price" means the closing bid price of Common Stock as quoted on the Principal Market (as reported by Bloomberg Financial Markets ("Bloomberg") through its "Volume at Price" function).

"Common Stock" means (i) the Company's common stock, par value $0.001 per share, and (ii) any capital stock into which such Common Stock shall have been changed or any capital stock resulting from a reclassification of such Common Stock.

"Event of Default" means an event of default under the Securities Purchase Agreement or the Convertible Debentures issued in connection therewith.

"Excluded Securities" means, provided such security is issued at a price which is greater than or equal to the arithmetic average of the Closing Bid Prices of the Common Stock for the ten (10) consecutive trading days immediately preceding the date of issuance, any of the following: (a) any issuance by the Company of securities in connection with a strategic partnership or a joint venture (the primary purpose of which is not to raise equity capital), (b) any issuance by the Company of securities as consideration for a merger or consolidation or the acquisition of a business, product, license, or other assets of another person or entity and (c) options to purchase shares of Common Stock, provided (I) such options are issued after the date of this Warrant to employees of the Company within thirty (30) days of such employee's starting his employment with the Company, and (II) the exercise price of such options is not less than the Closing Bid Price of the Common Stock on the date of issuance of such option.

"Expiration Date" means the date three (3) years from the Issuance Date of this Warrant or, if such date falls on a Saturday, Sunday or other day on which banks are required or authorized to be closed in the City of New York or the State of New York or on which trading does not take place on the Principal Exchange or automated quotation system on which the Common Stock is traded (a "Holiday"), the next date that is not a Holiday.

"Issuance Date" means the date hereof.

"Options" means any rights, warrants or options to subscribe for or purchase Common Stock or Convertible Securities.

"Other Securities" means (i) those options and warrants of the Company issued prior to, and outstanding on, the Issuance Date of this Warrant, (ii) the shares of Common Stock issuable on exercise of such options and warrants, provided such options and warrants are not amended after the Issuance Date of this Warrant and
(iii) the shares of Common Stock issuable upon exercise of this Warrant.

"Person" means an individual, a limited liability company, a partnership, a joint venture, a corporation, a trust, an unincorporated organization and a government or any department or agency thereof.

"Principal Market" means the New York Stock Exchange, the American Stock Exchange, the Nasdaq National Market, the Nasdaq SmallCap Market, whichever is at the time the principal trading exchange or market for such security, or the over-the-counter market on the electronic bulletin board for such security as reported by Bloomberg or, if no bid or sale information is reported for such security by Bloomberg, then the average of the bid prices of each of the market makers for such security as reported in the "pink sheets" by the National Quotation Bureau, Inc.

"Securities Act" means the Securities Act of 1933, as amended.

"Warrant" means this Warrant and all Warrants issued in exchange, transfer or replacement thereof.

"Warrant Exercise Price" shall be $0.11 or as subsequently adjusted as provided in Section 8 hereof. Notwithstanding anything to the contrary, upon an Event of Default, the Warrant Exercise Price shall be $0.05 (or as subsequently adjusted as provided in Section 8 hereof).

"Warrant Shares" means the shares of Common Stock issuable at any time upon exercise of this Warrant.

Other Definitional Provisions.

Except as otherwise specified herein, all references herein (A) to the Company shall be deemed to include the Company's successors and (B) to any applicable law defined or referred to herein shall be deemed references to such applicable law as the same may have been or may be amended or supplemented from time to time.

When used in this Warrant, the words "herein", "hereof", and "hereunder" and words of similar import, shall refer to this Warrant as a whole and not to any provision of this Warrant, and the words "Section", "Schedule", and "Exhibit" shall refer to Sections of, and Schedules and Exhibits to, this Warrant unless otherwise specified.

Whenever the context so requires, the neuter gender includes the masculine or feminine, and the singular number includes the plural, and vice versa.

      EXERCISE OF WARRANT.
      --------------------

Subject to the terms and conditions hereof, this Warrant may be exercised by the holder hereof then registered on the books of the Company, pro rata as hereinafter provided, at any time on any Business Day on or after the opening of business on such Business Day, commencing with the first day after the date hereof, and prior to 11:59 P.M. Eastern Time on the Expiration Date (i) by delivery of a written notice, in the form of the subscription notice attached as Exhibit A hereto (the "Exercise Notice"), of such holder's election to exercise this Warrant, which notice shall specify the number of Warrant Shares to be purchased, payment to the Company of an amount equal to the Warrant Exercise Price(s) applicable to the Warrant Shares being purchased, multiplied by the number of Warrant Shares (at the applicable Warrant Exercise Price) as to which this Warrant is being exercised (plus any applicable issue or transfer taxes) (the "Aggregate Exercise Price") in cash or wire transfer of immediately available funds and the surrender of this Warrant (or an indemnification undertaking with respect to this Warrant in the case of its loss, theft or destruction) to a common carrier for overnight delivery to the Company as soon as practicable following such date ("Cash Basis") or (ii) if at the time of exercise, the Warrant Shares are not subject to an effective registration statement or if an Event of Default has occurred, by delivering an Exercise Notice and in lieu of making payment of the Aggregate Exercise Price in cash or wire transfer, elect instead to receive upon such exercise the "Net Number" of shares of Common Stock determined according to the following formula (the "Cashless Exercise"):

      Net Number = (A x B) - (A x C)
                   -----------------
                           B

            For purposes of the foregoing formula:

            A = the total number of Warrant Shares with respect to which this Warrant is then being exercised.

            B = the Closing Bid Price of the Common Stock on the date of exercise of the Warrant.

            C = the Warrant Exercise Price then in effect for the applicable Warrant Shares at the time of such exercise.

      IN THE EVENT OF ANY EXERCISE OF THE RIGHTS REPRESENTED BY THIS WARRANT IN COMPLIANCE WITH THIS SECTION 2, THE COMPANY SHALL ON OR BEFORE THE FIFTH (5TH) BUSINESS DAY FOLLOWING THE DATE OF RECEIPT OF THE EXERCISE NOTICE, THE AGGREGATE EXERCISE PRICE AND THIS WARRANT (OR AN INDEMNIFICATION UNDERTAKING WITH RESPECT TO THIS WARRANT IN THE CASE OF ITS LOSS, THEFT OR DESTRUCTION) AND THE RECEIPT OF THE REPRESENTATIONS OF THE HOLDER SPECIFIED IN SECTION 6 HEREOF, IF REQUESTED BY THE COMPANY (THE "EXERCISE DELIVERY DOCUMENTS"), AND IF THE COMMON STOCK IS DTC ELIGIBLE, CREDIT SUCH AGGREGATE NUMBER OF SHARES OF COMMON STOCK TO WHICH THE HOLDER SHALL BE ENTITLED TO THE HOLDER'S OR ITS DESIGNEE'S BALANCE ACCOUNT WITH THE DEPOSITORY TRUST COMPANY; PROVIDED, HOWEVER, IF THE HOLDER WHO SUBMITTED THE EXERCISE NOTICE REQUESTED PHYSICAL DELIVERY OF ANY OR ALL OF THE WARRANT SHARES, OR, IF THE COMMON STOCK IS NOT DTC ELIGIBLE THEN THE COMPANY SHALL, ON OR BEFORE THE FIFTH (5TH) BUSINESS DAY FOLLOWING RECEIPT OF THE EXERCISE DELIVERY DOCUMENTS, ISSUE AND SURRENDER TO A COMMON CARRIER FOR OVERNIGHT DELIVERY TO THE ADDRESS SPECIFIED IN THE EXERCISE NOTICE, A CERTIFICATE, REGISTERED IN THE NAME OF THE HOLDER, FOR THE NUMBER OF SHARES OF COMMON STOCK TO WHICH THE HOLDER SHALL BE ENTITLED PURSUANT TO SUCH REQUEST. UPON DELIVERY OF THE EXERCISE NOTICE AND AGGREGATE EXERCISE PRICE REFERRED TO IN CLAUSE (I) OR (II) ABOVE THE HOLDER OF THIS WARRANT SHALL BE DEEMED FOR ALL CORPORATE PURPOSES TO HAVE BECOME THE HOLDER OF RECORD OF THE WARRANT SHARES WITH RESPECT TO WHICH THIS WARRANT HAS BEEN EXERCISED. IN THE CASE OF A DISPUTE AS TO THE DETERMINATION OF THE WARRANT EXERCISE PRICE, THE CLOSING BID PRICE OR THE ARITHMETIC CALCULATION OF THE WARRANT SHARES, THE COMPANY SHALL PROMPTLY ISSUE TO THE HOLDER THE NUMBER OF WARRANT SHARES THAT IS NOT DISPUTED AND SHALL SUBMIT THE DISPUTED DETERMINATIONS OR ARITHMETIC CALCULATIONS TO THE HOLDER VIA FACSIMILE WITHIN ONE (1) BUSINESS DAY OF RECEIPT OF THE HOLDER'S EXERCISE NOTICE.

If the holder and the Company are unable to agree upon the determination of the Warrant Exercise Price or arithmetic calculation of the Warrant Shares within one (1) day of such disputed determination or arithmetic calculation being submitted to the holder, then the Company shall immediately submit via facsimile
(i) the disputed determination of the Warrant Exercise Price or the Closing Bid Price to an independent, reputable investment banking firm or (ii) the disputed arithmetic calculation of the Warrant Shares to its independent, outside accountant. The Company shall cause the investment banking firm or the accountant, as the case may be, to perform the determinations or calculations and notify the Company and the holder of the results no later than forty-eight
(48) hours from the time it receives the disputed determinations or calculations. Such investment banking firm's or accountant's determination or calculation, as the case may be, shall be deemed conclusive absent manifest error.

Unless the rights represented by this Warrant shall have expired or shall have been fully exercised, the Company shall, as soon as practicable and in no event later than five (5) Business Days after any exercise and at its own expense, issue a new Warrant identical in all respects to this Warrant exercised except it shall represent rights to purchase the number of Warrant Shares purchasable immediately prior to such exercise under this Warrant exercised, less the number of Warrant Shares with respect to which such Warrant is exercised.

No fractional Warrant Shares are to be issued upon any pro rata exercise of this Warrant, but rather the number of Warrant Shares issued upon such exercise of this Warrant shall be rounded up or down to the nearest whole number.

If the Company or its Transfer Agent shall fail for any reason or for no reason to issue to the holder within ten (10) days of receipt of the Exercise Delivery Documents, a certificate for the number of Warrant Shares to which the holder is entitled or to credit the holder's balance account with The Depository Trust Company for such number of Warrant Shares to which the holder is entitled upon the holder's exercise of this Warrant, the Company shall, in addition to any other remedies under this Warrant or the Placement Agent Agreement or otherwise available to such holder, pay as additional damages in cash to such holder on each day the issuance of such certificate for Warrant Shares is not timely effected an amount equal to 0.025% of the product of (A) the sum of the number of Warrant Shares not issued to the holder on a timely basis and to which the holder is entitled, and (B) the Closing Bid Price of the Common Stock for the trading day immediately preceding the last possible date which the Company could have issued such Common Stock to the holder without violating this Section 2.

If within ten (10) days after the Company's receipt of the Exercise Delivery Documents, the Company fails to deliver a new Warrant to the holder for the number of Warrant Shares to which such holder is entitled pursuant to Section 2 hereof, then, in addition to any other available remedies under this Warrant or the Placement Agent Agreement, or otherwise available to such holder, the Company shall pay as additional damages in cash to such holder on each day after such tenth (10th) day that such delivery of such new Warrant is not timely effected in an amount equal to 0.25% of the product of (A) the number of Warrant Shares represented by the portion of this Warrant which is not being exercised and (B) the Closing Bid Price of the Common Stock for the trading day immediately preceding the last possible date which the Company could have issued such Warrant to the holder without violating this Section 2.

Forced Exercise by the Company. At the option of the Company, the Company may force Cornell to exercise the Warrant at an price equal to $0.20 provided that
(i) the Company's Common Stock is trading at $0.30 or higher for a period of ten
(10) consecutive Trading Days immediately prior to such exercise, (ii) the trading volume during those ten (10) Trading Days exceeds Four Hundred Thousand (400,000) shares per day, (iii) the Warrant Shares are registered and the registration statement is declared effective and (iv) such forced exercise by the Company shall not cause the aggregate number of shares of Common Stock beneficially owned by the holder and its affiliates to exceed 4.99% of the outstanding shares of the Common Stock following such exercise.

      COVENANTS AS TO COMMON STOCK.  THE COMPANY HEREBY  COVENANTS AND AGREES AS
FOLLOWS:


This Warrant is, and any Warrants issued in substitution for or replacement of this Warrant will upon issuance be, duly authorized and validly issued.

All Warrant Shares which may be issued upon the exercise of the rights represented by this Warrant will, upon issuance, be validly issued, fully paid and nonassessable and free from all taxes, liens and charges with respect to the issue thereof.

During the period within which the rights represented by this Warrant may be exercised, the Company will at all times have authorized and reserved at least one hundred percent (100%) of the number of shares of Common Stock needed to provide for the exercise of the rights then represented by this Warrant and the par value of said shares will at all times be less than or equal to the applicable Warrant Exercise Price. If at any time the Company does not have a sufficient number of shares of Common Stock authorized and available, then the Company shall call and hold a special meeting of its stockholders within sixty
(60) days of that time for the sole purpose of increasing the number of authorized shares of Common Stock.

If at any time after the date hereof the Company shall file a registration statement, the Company shall include the Warrant Shares issuable to the holder, pursuant to the terms of this Warrant and shall maintain, so long as any other shares of Common Stock shall be so listed, such listing of all Warrant Shares from time to time issuable upon the exercise of this Warrant; and the Company shall so list on each national securities exchange or automated quotation system, as the case may be, and shall maintain such listing of, any other shares of capital stock of the Company issuable upon the exercise of this Warrant if and so long as any shares of the same class shall be listed on such national securities exchange or automated quotation system.

The Company will not, by amendment of its Articles of Incorporation or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities, or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed by it hereunder, but will at all times in good faith assist in the carrying out of all the provisions of this Warrant and in the taking of all such action as may reasonably be requested by the holder of this Warrant in order to protect the exercise privilege of the holder of this Warrant against dilution or other impairment, consistent with the tenor and purpose of this Warrant. The Company will not increase the par value of any shares of Common Stock receivable upon the exercise of this Warrant above the Warrant Exercise Price then in effect, and (ii) will take all such actions as may be necessary or appropriate in order that the Company may validly and legally issue fully paid and nonassessable shares of Common Stock upon the exercise of this Warrant.

This Warrant will be binding upon any entity succeeding to the Company by merger, consolidation or acquisition of all or substantially all of the Company's assets.

      TAXES. THE COMPANY SHALL PAY ANY AND ALL TAXES, EXCEPT ANY APPLICABLE WITHHOLDING, WHICH MAY BE PAYABLE WITH RESPECT TO THE ISSUANCE AND DELIVERY OF WARRANT SHARES UPON EXERCISE OF THIS WARRANT.

      WARRANT HOLDER NOT DEEMED A STOCKHOLDER. EXCEPT AS OTHERWISE SPECIFICALLY PROVIDED HEREIN, NO HOLDER, AS SUCH, OF THIS WARRANT SHALL BE ENTITLED TO VOTE OR RECEIVE DIVIDENDS OR BE DEEMED THE HOLDER OF SHARES OF CAPITAL STOCK OF THE COMPANY FOR ANY PURPOSE, NOR SHALL ANYTHING CONTAINED IN THIS WARRANT BE CONSTRUED TO CONFER UPON THE HOLDER HEREOF, AS SUCH, ANY OF THE RIGHTS OF A STOCKHOLDER OF THE COMPANY OR ANY RIGHT TO VOTE, GIVE OR WITHHOLD CONSENT TO ANY CORPORATE ACTION (WHETHER ANY REORGANIZATION, ISSUE OF STOCK, RECLASSIFICATION OF STOCK, CONSOLIDATION, MERGER, CONVEYANCE OR OTHERWISE), RECEIVE NOTICE OF MEETINGS, RECEIVE DIVIDENDS OR SUBSCRIPTION RIGHTS, OR OTHERWISE, PRIOR TO THE ISSUANCE TO THE HOLDER OF THIS WARRANT OF THE WARRANT SHARES WHICH HE OR SHE IS THEN ENTITLED TO RECEIVE UPON THE DUE EXERCISE OF THIS WARRANT. IN ADDITION, NOTHING CONTAINED IN THIS WARRANT SHALL BE CONSTRUED AS IMPOSING ANY LIABILITIES ON SUCH HOLDER TO PURCHASE ANY SECURITIES (UPON EXERCISE OF THIS WARRANT OR OTHERWISE) OR AS A STOCKHOLDER OF THE COMPANY, WHETHER SUCH LIABILITIES ARE ASSERTED BY THE COMPANY OR BY CREDITORS OF THE COMPANY. NOTWITHSTANDING THIS
SECTION 5, THE COMPANY WILL PROVIDE THE HOLDER OF THIS WARRANT WITH COPIES OF THE SAME NOTICES AND OTHER INFORMATION GIVEN TO THE STOCKHOLDERS OF THE COMPANY GENERALLY, CONTEMPORANEOUSLY WITH THE GIVING THEREOF TO THE STOCKHOLDERS.

      REPRESENTATIONS OF HOLDER. THE HOLDER OF THIS WARRANT, BY THE ACCEPTANCE HEREOF, REPRESENTS THAT IT IS ACQUIRING THIS WARRANT AND THE WARRANT SHARES FOR ITS OWN ACCOUNT FOR INVESTMENT ONLY AND NOT WITH A VIEW TOWARDS, OR FOR RESALE IN CONNECTION WITH, THE PUBLIC SALE OR DISTRIBUTION OF THIS WARRANT OR THE WARRANT SHARES, EXCEPT PURSUANT TO SALES REGISTERED OR EXEMPTED UNDER THE SECURITIES ACT; PROVIDED, HOWEVER, THAT BY MAKING THE REPRESENTATIONS HEREIN, THE HOLDER DOES NOT AGREE TO HOLD THIS WARRANT OR ANY OF THE WARRANT SHARES FOR ANY MINIMUM OR OTHER SPECIFIC TERM AND RESERVES THE RIGHT TO DISPOSE OF THIS WARRANT AND THE WARRANT SHARES AT ANY TIME IN ACCORDANCE WITH OR PURSUANT TO A REGISTRATION STATEMENT OR AN EXEMPTION UNDER THE SECURITIES ACT. THE HOLDER OF THIS WARRANT FURTHER REPRESENTS, BY ACCEPTANCE HEREOF, THAT, AS OF THIS DATE, SUCH HOLDER IS AN "ACCREDITED INVESTOR" AS SUCH TERM IS DEFINED IN RULE 501(A)(1) OF REGULATION D PROMULGATED BY THE SECURITIES AND EXCHANGE COMMISSION UNDER THE SECURITIES ACT (AN "ACCREDITED INVESTOR"). UPON EXERCISE OF THIS WARRANT THE HOLDER SHALL, IF REQUESTED BY THE COMPANY, CONFIRM IN WRITING, IN A FORM SATISFACTORY TO THE COMPANY, THAT THE WARRANT SHARES SO PURCHASED ARE BEING ACQUIRED SOLELY FOR THE HOLDER'S OWN ACCOUNT AND NOT AS A NOMINEE FOR ANY OTHER PARTY, FOR INVESTMENT, AND NOT WITH A VIEW TOWARD DISTRIBUTION OR RESALE AND THAT SUCH HOLDER IS AN ACCREDITED INVESTOR. IF SUCH HOLDER CANNOT MAKE SUCH REPRESENTATIONS BECAUSE THEY WOULD BE FACTUALLY INCORRECT, IT SHALL BE A CONDITION TO SUCH HOLDER'S EXERCISE OF THIS WARRANT THAT THE COMPANY RECEIVE SUCH OTHER REPRESENTATIONS AS THE COMPANY CONSIDERS REASONABLY NECESSARY TO ASSURE THE COMPANY THAT THE ISSUANCE OF ITS SECURITIES UPON EXERCISE OF THIS WARRANT SHALL NOT VIOLATE ANY UNITED STATES OR STATE SECURITIES LAWS.

      OWNERSHIP AND TRANSFER.

The Company shall maintain at its principal executive offices (or such other office or agency of the Company as it may designate by notice to the holder hereof), a register for this Warrant, in which the Company shall record the name and address of the person in whose name this Warrant has been issued, as well as the name and address of each transferee. The Company may treat the person in whose name any Warrant is registered on the register as the owner and holder thereof for all purposes, notwithstanding any notice to the contrary, but in all events recognizing any transfers made in accordance with the terms of this Warrant.

      ADJUSTMENT OF WARRANT EXERCISE PRICE AND NUMBER OF SHARES. THE WARRANT EXERCISE PRICE AND THE NUMBER OF SHARES OF COMMON STOCK ISSUABLE UPON EXERCISE OF THIS WARRANT SHALL BE ADJUSTED FROM TIME TO TIME AS FOLLOWS (EXCEPT FOR ANY ISSUANCES TO CORNELL CAPITAL PARTNERS, LP AND OPTIONS GRANTED AND OUTSTANDING BEFORE JULY 15, 2005 UNDER A BONA FIDE EMPLOYEE STOCK OPTION PLAN OF THE COMPANY OR ISSUANCES OF RESTRICTED STOCK IN CONNECTION WITH AN ACQUISITION OR A CAPITAL RAISE WHICH WAS ENTERED INTO PRIOR TO JULY 15, 2005):

Adjustment of Warrant Exercise Price and Number of Shares upon Issuance of Common Stock. If and whenever on or after the Issuance Date of this Warrant, the Company issues or sells, or is deemed to have issued or sold, any shares of Common Stock (other than (i) Excluded Securities and (ii) shares of Common Stock which are issued or deemed to have been issued by the Company in connection with an Approved Stock Plan or upon exercise or conversion of the Other Securities) for a consideration per share less than a price (the "Applicable Price") equal to the Warrant Exercise Price in effect immediately prior to such issuance or sale, then immediately after such issue or sale the Warrant Exercise Price then in effect shall be reduced to an amount equal to such consideration per share. Upon each such adjustment of the Warrant Exercise Price hereunder, the number of Warrant Shares issuable upon exercise of this Warrant shall be adjusted to the number of shares determined by multiplying the Warrant Exercise Price in effect immediately prior to such adjustment by the number of Warrant Shares issuable upon exercise of this Warrant immediately prior to such adjustment and dividing the product thereof by the Warrant Exercise Price resulting from such adjustment.

Effect on Warrant Exercise Price of Certain Events. For purposes of determining the adjusted Warrant Exercise Price under Section 8(a) above, the following shall be applicable:

Issuance of Options. If after the date hereof, the Company in any manner grants any Options and the lowest price per share for which one share of Common Stock is issuable upon the exercise of any such Option or upon conversion or exchange of any convertible securities issuable upon exercise of any such Option is less than the Applicable Price, then such share of Common Stock shall be deemed to be outstanding and to have been issued and sold by the Company at the time of the granting or sale of such Option for such price per share. For purposes of this
Section 8(b)(i), the lowest price per share for which one share of Common Stock is issuable upon exercise of such Options or upon conversion or exchange of such Convertible Securities shall be equal to the sum of the lowest amounts of consideration (if any) received or receivable by the Company with respect to any one share of Common Stock upon the granting or sale of the Option, upon exercise of the Option or upon conversion or exchange of any convertible security issuable upon exercise of such Option. No further adjustment of the Warrant Exercise Price shall be made upon the actual issuance of such Common Stock or of such convertible securities upon the exercise of such Options or upon the actual issuance of such Common Stock upon conversion or exchange of such convertible securities.

Issuance of Convertible Securities. If the Company in any manner issues or sells any convertible securities and the lowest price per share for which one share of Common Stock is issuable upon the conversion or exchange thereof is less than the Applicable Price, then such share of Common Stock shall be deemed to be outstanding and to have been issued and sold by the Company at the time of the issuance or sale of such convertible securities for such price per share. For the purposes of this Section 8(b)(ii), the lowest price per share for which one share of Common Stock is issuable upon such conversion or exchange shall be equal to the sum of the lowest amounts of consideration (if any) received or receivable by the Company with respect to one share of Common Stock upon the issuance or sale of the convertible security and upon conversion or exchange of such convertible security. No further adjustment of the Warrant Exercise Price shall be made upon the actual issuance of such Common Stock upon conversion or exchange of such convertible securities, and if any such issue or sale of such convertible securities is made upon exercise of any Options for which adjustment of the Warrant Exercise Price had been or are to be made pursuant to other provisions of this Section 8(b), no further adjustment of the Warrant Exercise Price shall be made by reason of such issue or sale.

Change in Option Price or Rate of Conversion. If the purchase price provided for in any Options, the additional consideration, if any, payable upon the issue, conversion or exchange of any convertible securities, or the rate at which any convertible securities are convertible into or exchangeable for Common Stock changes at any time, the Warrant Exercise Price in effect at the time of such change shall be adjusted to the Warrant Exercise Price which would have been in effect at such time had such Options or convertible securities provided for such changed purchase price, additional consideration or changed conversion rate, as the case may be, at the time initially granted, issued or sold and the number of Warrant Shares issuable upon exercise of this Warrant shall be correspondingly readjusted. For purposes of this Section 8(b)(iii), if the terms of any Option or convertible security that was outstanding as of the Issuance Date of this Warrant are changed in the manner described in the immediately preceding sentence, then such Option or convertible security and the Common Stock deemed issuable upon exercise, conversion or exchange thereof shall be deemed to have been issued as of the date of such change. No adjustment pursuant to this
Section 8(b) shall be made if such adjustment would result in an increase of the Warrant Exercise Price then in effect.

Effect on Warrant Exercise Price of Certain Events. For purposes of determining the adjusted Warrant Exercise Price under Sections 8(a) and 8(b), the following shall be applicable:

Calculation of Consideration Received. If any Common Stock, Options or convertible securities are issued or sold or deemed to have been issued or sold for cash, the consideration received therefore will be deemed to be the net amount received by the Company therefore. If any Common Stock, Options or convertible securities are issued or sold for a consideration other than cash, the amount of such consideration received by the Company will be the fair value of such consideration, except where such consideration consists of marketable securities, in which case the amount of consideration received by the Company will be the market price of such securities on the date of receipt of such securities. If any Common Stock, Options or convertible securities are issued to the owners of the non-surviving entity in connection with any merger in which the Company is the surviving entity, the amount of consideration therefore will be deemed to be the fair value of such portion of the net assets and business of the non-surviving entity as is attributable to such Common Stock, Options or convertible securities, as the case may be. The fair value of any consideration other than cash or securities will be determined jointly by the Company and the holders of Warrants representing at least two-thirds (b) of the Warrant Shares issuable upon exercise of the Warrants then outstanding. If such parties are unable to reach agreement within ten (10) days after the occurrence of an event requiring valuation (the "Valuation Event"), the fair value of such consideration will be determined within five (5) Business Days after the tenth
(10th) day following the Valuation Event by an independent, reputable appraiser jointly selected by the Company and the holders of Warrants representing at least two-thirds (b) of the Warrant Shares issuable upon exercise of the Warrants then outstanding. The determination of such appraiser shall be final and binding upon all parties and the fees and expenses of such appraiser shall be borne jointly by the Company and the holders of Warrants.

Integrated Transactions. In case any Option is issued in connection with the issue or sale of other securities of the Company, together comprising one integrated transaction in which no specific consideration is allocated to such Options by the parties thereto, the Options will be deemed to have been issued for a consideration of $.01.

Treasury Shares. The number of shares of Common Stock outstanding at any given time does not include shares owned or held by or for the account of the Company, and the disposition of any shares so owned or held will be considered an issue or sale of Common Stock.

Record Date. If the Company takes a record of the holders of Common Stock for the purpose of entitling them (1) to receive a dividend or other distribution payable in Common Stock, Options or in convertible securities or (2) to subscribe for or purchase Common Stock, Options or convertible securities, then such record date will be deemed to be the date of the issue or sale of the shares of Common Stock deemed to have been issued or sold upon the declaration of such dividend or the making of such other distribution or the date of the granting of such right of subscription or purchase, as the case may be.

Adjustment of Warrant Exercise Price upon Subdivision or Combination of Common Stock. If the Company at any time after the date of issuance of this Warrant subdivides (by any stock split, stock dividend, recapitalization or otherwise) one or more classes of its outstanding shares of Common Stock into a greater number of shares, any Warrant Exercise Price in effect immediately prior to such subdivision will be proportionately reduced and the number of shares of Common Stock obtainable upon exercise of this Warrant will be proportionately increased. If the Company at any time after the date of issuance of this Warrant combines (by combination, reverse stock split or otherwise) one or more classes of its outstanding shares of Common Stock into a smaller number of shares, any Warrant Exercise Price in effect immediately prior to such combination will be proportionately increased and the number of Warrant Shares issuable upon exercise of this Warrant will be proportionately decreased. Any adjustment under this Section 8(d) shall become effective at the close of business on the date the subdivision or combination becomes effective.

Distribution of Assets. If the Company shall declare or make any dividend or other distribution of its assets (or rights to acquire its assets) to holders of Common Stock, by way of return of capital or otherwise (including, without limitation, any distribution of cash, stock or other securities, property or options by way of a dividend, spin off, reclassification, corporate rearrangement or other similar transaction) (a "Distribution"), at any time after the issuance of this Warrant, then, in each such case:

any Warrant Exercise Price in effect immediately prior to the close of business on the record date fixed for the determination of holders of Common Stock entitled to receive the Distribution shall be reduced, effective as of the close of business on such record date, to a price determined by multiplying such Warrant Exercise Price by a fraction of which (A) the numerator shall be the Closing Sale Price of the Common Stock on the trading day immediately preceding such record date minus the value of the Distribution (as determined in good faith by the Company's Board of Directors) applicable to one share of Common Stock, and (B) the denominator shall be the Closing Sale Price of the Common Stock on the trading day immediately preceding such record date; and either (A) the number of Warrant Shares obtainable upon exercise of this Warrant shall be increased to a number of shares equal to the number of shares of Common Stock obtainable immediately prior to the close of business on the record date fixed for the determination of holders of Common Stock entitled to receive the Distribution multiplied by the reciprocal of the fraction set forth in the immediately preceding clause (i), or (B) in the event that the Distribution is of common stock of a company whose common stock is traded on a national securities exchange or a national automated quotation system, then the holder of this Warrant shall receive an additional warrant to purchase Common Stock, the terms of which shall be identical to those of this Warrant, except that such warrant shall be exercisable into the amount of the assets that would have been payable to the holder of this Warrant pursuant to the Distribution had the holder exercised this Warrant immediately prior to such record date and with an exercise price equal to the amount by which the exercise price of this Warrant was decreased with respect to the Distribution pursuant to the terms of the immediately preceding clause (i).

Certain Events. If any event occurs of the type contemplated by the provisions of this Section 8 but not expressly provided for by such provisions (including, without limitation, the granting of stock appreciation rights, phantom stock rights or other rights with equity features), then the Company's Board of Directors will make an appropriate adjustment in the Warrant Exercise Price and the number of shares of Common Stock obtainable upon exercise of this Warrant so as to protect the rights of the holders of the Warrants; provided, except as set forth in section 8(d),that no such adjustment pursuant to this Section 8(f) will increase the Warrant Exercise Price or decrease the number of shares of Common Stock obtainable as otherwise determined pursuant to this Section 8.

Notices.

Immediately upon any adjustment of the Warrant Exercise Price, the Company will give written notice thereof to the holder of this Warrant, setting forth in reasonable detail, and certifying, the calculation of such adjustment.

The Company will give written  notice to the holder of this Warrant at least ten
(10) days prior to the date on which the Company closes its books or takes a record (A) with respect to any dividend or distribution upon the Common Stock,
(B) with respect to any pro rata subscription offer to holders of Common Stock or (C) for determining rights to vote with respect to any Organic Change (as defined below), dissolution or liquidation, provided that such information shall be made known to the public prior to or in conjunction with such notice being provided to such holder.

The Company will also give written notice to the holder of this Warrant at least ten (10) days prior to the date on which any Organic Change, dissolution or liquidation will take place, provided that such information shall be made known to the public prior to or in conjunction with such notice being provided to such holder.

      PURCHASE RIGHTS; REORGANIZATION, RECLASSIFICATION, CONSOLIDATION, MERGER OR SALE.

In addition to any adjustments pursuant to Section 8 above, if at any time the Company grants, issues or sells any Options, Convertible Securities or rights to purchase stock, warrants, securities or other property pro rata to the record holders of any class of Common Stock (the "Purchase Rights"), then the holder of this Warrant will be entitled to acquire, upon the terms applicable to such Purchase Rights, the aggregate Purchase Rights which such holder could have acquired if such holder had held the number of shares of Common Stock acquirable upon complete exercise of this Warrant immediately before the date on which a record is taken for the grant, issuance or sale of such Purchase Rights, or, if no such record is taken, the date as of which the record holders of Common Stock are to be determined for the grant, issue or sale of such Purchase Rights.

Any recapitalization, reorganization, reclassification, consolidation, merger, sale of all or substantially all of the Company's assets to another Person or other transaction in each case which is effected in such a way that holders of Common Stock are entitled to receive (either directly or upon subsequent liquidation) stock, securities or assets with respect to or in exchange for Common Stock is referred to herein as an "Organic Change." Prior to the consummation of any (i) sale of all or substantially all of the Company's assets to an acquiring Person or (ii) other Organic Change following which the Company is not a surviving entity, the Company will secure from the Person purchasing such assets or the successor resulting from such Organic Change (in each case, the "Acquiring Entity") a written agreement (in form and substance satisfactory to the holders of Warrants representing at least two-thirds (iii) of the Warrant Shares issuable upon exercise of the Warrants then outstanding) to deliver to each holder of Warrants in exchange for such Warrants, a security of the Acquiring Entity evidenced by a written instrument substantially similar in form and substance to this Warrant and satisfactory to the holders of the Warrants (including an adjusted warrant exercise price equal to the value for the Common Stock reflected by the terms of such consolidation, merger or sale, and exercisable for a corresponding number of shares of Common Stock acquirable and receivable upon exercise of the Warrants without regard to any limitations on exercise, if the value so reflected is less than any Applicable Warrant Exercise Price immediately prior to such consolidation, merger or sale). Prior to the consummation of any other Organic Change, the Company shall make appropriate provision (in form and substance satisfactory to the holders of Warrants representing a majority of the Warrant Shares issuable upon exercise of the Warrants then outstanding) to insure that each of the holders of the Warrants will thereafter have the right to acquire and receive in lieu of or in addition to (as the case may be) the Warrant Shares immediately theretofore issuable and receivable upon the exercise of such holder's Warrants (without regard to any limitations on exercise), such shares of stock, securities or assets that would have been issued or payable in such Organic Change with respect to or in exchange for the number of Warrant Shares which would have been issuable and receivable upon the exercise of such holder's Warrant as of the date of such Organic Change (without taking into account any limitations or restrictions on the exercisability of this Warrant).

      LOST, STOLEN, MUTILATED OR DESTROYED WARRANT. IF THIS WARRANT IS LOST, STOLEN, MUTILATED OR DESTROYED, THE COMPANY SHALL PROMPTLY, ON RECEIPT OF AN INDEMNIFICATION UNDERTAKING (OR, IN THE CASE OF A MUTILATED WARRANT, THE WARRANT), ISSUE A NEW WARRANT OF LIKE DENOMINATION AND TENOR AS THIS WARRANT SO LOST, STOLEN, MUTILATED OR DESTROYED.

      NOTICE. ANY NOTICES, CONSENTS, WAIVERS OR OTHER COMMUNICATIONS REQUIRED OR PERMITTED TO BE GIVEN UNDER THE TERMS OF THIS WARRANT MUST BE IN WRITING AND WILL BE DEEMED TO HAVE BEEN DELIVERED: (I) UPON RECEIPT, WHEN DELIVERED PERSONALLY; (II) UPON RECEIPT, WHEN SENT BY FACSIMILE (PROVIDED CONFIRMATION OF RECEIPT IS RECEIVED BY THE SENDING PARTY TRANSMISSION IS MECHANICALLY OR ELECTRONICALLY GENERATED AND KEPT ON FILE BY THE SENDING PARTY); OR (III) ONE BUSINESS DAY AFTER DEPOSIT WITH A NATIONALLY RECOGNIZED OVERNIGHT DELIVERY SERVICE, IN EACH CASE PROPERLY ADDRESSED TO THE PARTY TO RECEIVE THE SAME. THE ADDRESSES AND FACSIMILE NUMBERS FOR SUCH COMMUNICATIONS SHALL BE:

If to Cornell:            Cornell Capital Partners, LP
                          101 Hudson Street - Suite 3700
                          Jersey City, NJ  07302
                          Attention:   Mark A. Angelo
                          Telephone:   (201) 985-8300
                          Facsimile:   (201) 985-8266

With Copy to:             David Gonzalez, Esq.
                          101 Hudson Street - Suite 3700
                          Jersey City, NJ 07302
                          Telephone:   (201) 985-8300
                          Facsimile:   (201) 985-8266


If to the Company, to:    Teleplus Enterprises, Inc.
                          7575 TransCanada - Suite 305
                          St-Laurent, Quebec H4T 1V6
                          Attention:   Marius Silvasan, CEO
                          Telephone:   (514) 344-0778
                          Facsimile:   (514) 344-8675

With a copy to:           Kirkpatrick & Lockhart Nicholson Graham, LLP
                          201 South Biscayne Boulevard, Suite 2000
                          Miami, Florida 33131
                          Attention:    Clayton E. Parker, Esquire
                          Telephone:    (305) 539-3306
                          Facsimile:    (305) 358-7095


If to a holder of this Warrant, to it at the address and facsimile number set forth on Exhibit C hereto, with copies to such holder's representatives as set forth on Exhibit C, or at such other address and facsimile as shall be delivered to the Company upon the issuance or transfer of this Warrant. Each party shall provide five days' prior written notice to the other party of any change in address or facsimile number. Written confirmation of receipt (A) given by the recipient of such notice, consent, facsimile, waiver or other communication, (or
(B) provided by a nationally recognized overnight delivery service shall be rebuttable evidence of personal service, receipt by facsimile or receipt from a nationally recognized overnight delivery service in accordance with clause (i),
(ii) or (iii) above, respectively.

      DATE. THE DATE OF THIS WARRANT IS SET FORTH ON PAGE 1 HEREOF. THIS WARRANT, IN ALL EVENTS, SHALL BE WHOLLY VOID AND OF NO EFFECT AFTER THE CLOSE OF BUSINESS ON THE EXPIRATION DATE, EXCEPT THAT NOTWITHSTANDING ANY OTHER PROVISIONS HEREOF, THE PROVISIONS OF SECTION 8(B) SHALL CONTINUE IN FULL FORCE AND EFFECT AFTER SUCH DATE AS TO ANY WARRANT SHARES OR OTHER SECURITIES ISSUED UPON THE EXERCISE OF THIS WARRANT.

      AMENDMENT AND WAIVER. EXCEPT AS OTHERWISE PROVIDED HEREIN, THE PROVISIONS OF THE WARRANTS MAY BE AMENDED AND THE COMPANY MAY TAKE ANY ACTION HEREIN PROHIBITED, OR OMIT TO PERFORM ANY ACT HEREIN REQUIRED TO BE PERFORMED BY IT, ONLY IF THE COMPANY HAS OBTAINED THE WRITTEN CONSENT OF THE HOLDERS OF WARRANTS REPRESENTING AT LEAST TWO-THIRDS OF THE WARRANT SHARES ISSUABLE UPON EXERCISE OF THE WARRANTS THEN OUTSTANDING; PROVIDED THAT, EXCEPT FOR SECTION 8(D), NO SUCH ACTION MAY INCREASE THE WARRANT EXERCISE PRICE OR DECREASE THE NUMBER OF SHARES OR CLASS OF STOCK OBTAINABLE UPON EXERCISE OF ANY WARRANT WITHOUT THE WRITTEN CONSENT OF THE HOLDER OF SUCH WARRANT.

      DESCRIPTIVE HEADINGS; GOVERNING LAW. THE DESCRIPTIVE HEADINGS OF THE SEVERAL SECTIONS AND PARAGRAPHS OF THIS WARRANT ARE INSERTED FOR CONVENIENCE ONLY AND DO NOT CONSTITUTE A PART OF THIS WARRANT. THE CORPORATE LAWS OF THE STATE OF NEW JERSEY SHALL GOVERN ALL ISSUES CONCERNING THE RELATIVE RIGHTS OF THE COMPANY AND ITS STOCKHOLDERS. ALL OTHER QUESTIONS CONCERNING THE CONSTRUCTION, VALIDITY, ENFORCEMENT AND INTERPRETATION OF THIS AGREEMENT SHALL BE GOVERNED BY THE INTERNAL LAWS OF THE STATE OF NEW JERSEY, WITHOUT GIVING EFFECT TO ANY CHOICE OF LAW OR CONFLICT OF LAW PROVISION OR RULE (WHETHER OF THE STATE OF NEW JERSEY OR ANY OTHER JURISDICTIONS) THAT WOULD CAUSE THE APPLICATION OF THE LAWS OF ANY JURISDICTIONS OTHER THAN THE STATE OF NEW JERSEY. EACH PARTY HEREBY IRREVOCABLY SUBMITS TO THE EXCLUSIVE JURISDICTION OF THE STATE AND FEDERAL COURTS SITTING IN HUDSON COUNTY AND THE UNITED STATES DISTRICT COURT FOR THE DISTRICT OF NEW JERSEY, FOR THE ADJUDICATION OF ANY DISPUTE HEREUNDER OR IN CONNECTION HEREWITH OR THEREWITH, OR WITH ANY TRANSACTION CONTEMPLATED HEREBY OR DISCUSSED HEREIN, AND HEREBY IRREVOCABLY WAIVES, AND AGREES NOT TO ASSERT IN ANY SUIT, ACTION OR PROCEEDING, ANY CLAIM THAT IT IS NOT PERSONALLY SUBJECT TO THE JURISDICTION OF ANY SUCH COURT, THAT SUCH SUIT, ACTION OR PROCEEDING IS BROUGHT IN AN INCONVENIENT FORUM OR THAT THE VENUE OF SUCH SUIT, ACTION OR PROCEEDING IS IMPROPER. EACH PARTY HEREBY IRREVOCABLY WAIVES PERSONAL SERVICE OF PROCESS AND CONSENTS TO PROCESS BEING SERVED IN ANY SUCH SUIT, ACTION OR PROCEEDING BY MAILING A COPY THEREOF TO SUCH PARTY AT THE ADDRESS FOR SUCH NOTICES TO IT UNDER THIS AGREEMENT AND AGREES THAT SUCH SERVICE SHALL CONSTITUTE GOOD AND SUFFICIENT SERVICE OF PROCESS AND NOTICE THEREOF. NOTHING CONTAINED HEREIN SHALL BE DEEMED TO LIMIT IN ANY WAY ANY RIGHT TO SERVE PROCESS IN ANY MANNER PERMITTED BY LAW.

      WAIVER OF JURY TRIAL. AS A MATERIAL INDUCEMENT FOR EACH PARTY HERETO TO ENTER INTO THIS WARRANT, THE PARTIES HERETO HEREBY WAIVE ANY RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING RELATED IN ANY WAY TO THIS WARRANT AND/OR ANY AND ALL OF THE OTHER DOCUMENTS ASSOCIATED WITH THIS TRANSACTION.


                   REMAINDER OF PAGE INTENTIONALLY LEFT BLANK

      IN WITNESS WHEREOF, the Company has caused this Warrant to be signed as of the date first set forth above.

                                            TELEPLUS ENTERPRISES, INC.

                                            By: /s/ Marius Silvasan
                                                -------------------------------
                                            Name:   Marius Silvasan
                                            Title:  CEO

                              EXHIBIT A TO WARRANT
                              --------------------

                                 EXERCISE NOTICE
                                 ---------------


                                 TO BE EXECUTED
                BY THE REGISTERED HOLDER TO EXERCISE THIS WARRANT


                           TELEPLUS ENTERPRISES, INC.

      The undersigned holder hereby exercises the right to purchase ______________ of the shares of Common Stock ("Warrant Shares") of Teleplus Enterprises, Inc. (the "Company"), evidenced by the attached Warrant (the "Warrant"). Capitalized terms used herein and not otherwise defined shall have the respective meanings set forth in the Warrant.

      Specify Method of exercise by check mark:

      1.    ___ Cash Exercise

            (a) Payment of Warrant Exercise Price. The holder shall pay the Aggregate Exercise Price of $______________ to the Company in accordance with the terms of the Warrant.

            (b) Delivery of Warrant Shares. The Company shall deliver to the holder _________ Warrant Shares in accordance with the terms of the Warrant.



      2.    ___ Cashless Exercise

            (a) Payment of Warrant Exercise Price. In lieu of making payment of the Aggregate Exercise Price, the holder elects to receive upon such exercise the Net Number of shares of Common Stock determined in accordance with the terms of the Warrant.

            (b) Delivery of Warrant Shares. The Company shall deliver to the holder _________ Warrant Shares in accordance with the terms of the Warrant.


Date: _______________ __, ______

Name of Registered Holder

By:
     ---------------------------------------
Name:
     ---------------------------------------
Title:
      --------------------------------------

                              EXHIBIT B TO WARRANT
                              --------------------

                              FORM OF WARRANT POWER
                              ---------------------


      FOR VALUE RECEIVED, the undersigned does hereby assign and transfer to ________________, Federal Identification No. __________, a warrant to purchase
____________ shares of the capital stock of Teleplus Enterprises, Inc. represented by warrant certificate no. _____, standing in the name of the undersigned on the books of said corporation. The undersigned does hereby irrevocably constitute and appoint ______________, attorney to transfer the warrants of said corporation, with full power of substitution in the premises.

Dated:
      ------------------------

                                         By:
                                               ---------------------------------
                                         Name:
                                               ---------------------------------
                                         Title:
                                               ---------------------------------

                                     WARRANT
                                     -------


THE SECURITIES  REPRESENTED BY THIS WARRANT HAVE NOT BEEN  REGISTERED  UNDER THE
SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS. THE SECURITIES HAVE BEEN ACQUIRED FOR INVESTMENT AND MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED OR ASSIGNED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS, OR AN OPINION OF COUNSEL IN A FORM REASONABLY SATISFACTORY TO THE ISSUER THAT REGISTRATION IS NOT REQUIRED UNDER SAID ACT OR APPLICABLE STATE SECURITIES LAWS OR UNLESS SOLD PURSUANT TO RULE 144 UNDER SAID ACT. NOTWITHSTANDING THE FOREGOING, THIS WARRANT MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT.


                           TELEPLUS ENTERPRISES, INC.


                        WARRANT TO PURCHASE COMMON STOCK

Warrant No.: TLPE-007                               Number of Shares: 10,000,000

Date of Issuance: July 28, 2006

Teleplus Enterprises, Inc., a Nevada corporation (the "Company"), hereby certifies that, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, CORNELL CAPITAL PARTNERS, LP ("Cornell"), the registered holder hereof or its permitted assigns, is entitled, subject to the terms set forth below, to purchase from the Company upon surrender of this Warrant, at any time or times on or after the date hereof, but not after 11:59 P.M. Eastern Time on the Expiration Date (as defined herein) Ten Million (10,000,000) fully paid and nonassessable shares of Common Stock (as defined herein) of the Company (the "Warrant Shares") at the exercise price per share provided in Section 1(b) below or as subsequently adjusted; provided, however, that in no event shall the holder be entitled to exercise this Warrant for a number of Warrant Shares in excess of that number of Warrant Shares which, upon giving effect to such exercise, would cause the aggregate number of shares of Common Stock beneficially owned by the holder and its affiliates to exceed 4.99% of the outstanding shares of the Common Stock following such exercise, except within sixty (60) days of the Expiration Date (however, such restriction may be waived by Cornell (but only as to itself and not to any other holder) upon not less than 65 days prior notice to the Company). For purposes of the foregoing provision, the aggregate number of shares of Common Stock beneficially owned by the holder and its affiliates shall include the number of shares of Common Stock issuable upon exercise of this Warrant with respect to which the determination of such provision is being made, but shall exclude shares of Common Stock which would be issuable upon (i) exercise of the remaining, unexercised Warrants beneficially owned by the holder and its affiliates and (ii) exercise or conversion of the unexercised or unconverted portion of any other securities of the Company beneficially owned by the holder and its affiliates (including, without limitation, any convertible notes or preferred stock) subject to a limitation on conversion or exercise analogous to the limitation contained herein. Except as set forth in the preceding sentence, for purposes of this paragraph, beneficial ownership shall be calculated in accordance with Section 13(d) of the Securities Exchange Act of 1934, as amended. For purposes of this Warrant, in determining the number of outstanding shares of Common Stock a holder may rely on the number of outstanding shares of Common Stock as reflected in (1) the Company's most recent Form 10-QSB or Form 10-KSB, as the case may be,
(2) a more recent public announcement by the Company or (3) any other notice by the Company or its transfer agent setting forth the number of shares of Common Stock outstanding. Upon the written request of any holder, the Company shall promptly, but in no event later than one (1) Business Day following the receipt of such notice, confirm in writing to any such holder the number of shares of Common Stock then outstanding. In any case, the number of outstanding shares of Common Stock shall be determined after giving effect to the exercise of Warrants (as defined below) by such holder and its affiliates since the date as of which such number of outstanding shares of Common Stock was reported.

This Warrant is the common stock purchase warrant (the "Warrant") issued pursuant to the Securities Purchase Agreement ("Securities Purchase Agreement") dated the date hereof between the Company and the Buyers listed on Schedule I thereto.

Definitions. The following words and terms as used in this Warrant shall have the following meanings:

"Approved Stock Plan" means any employee benefit plan which has been approved by the Board of Directors of the Company, pursuant to which the Company's securities may be issued to any employee, officer or director for services provided to the Company.

"Business Day" means any day other than Saturday, Sunday or other day on which commercial banks in the City of New York are authorized or required by law to remain closed.

"Closing Bid Price" means the closing bid price of Common Stock as quoted on the Principal Market (as reported by Bloomberg Financial Markets ("Bloomberg") through its "Volume at Price" function).

"Common Stock" means (i) the Company's common stock, par value $0.001 per share, and (ii) any capital stock into which such Common Stock shall have been changed or any capital stock resulting from a reclassification of such Common Stock.

"Event of Default" means an event of default under the Securities Purchase Agreement or the Convertible Debentures issued in connection therewith.

"Excluded Securities" means, provided such security is issued at a price which is greater than or equal to the arithmetic average of the Closing Bid Prices of the Common Stock for the ten (10) consecutive trading days immediately preceding the date of issuance, any of the following: (a) any issuance by the Company of securities in connection with a strategic partnership or a joint venture (the primary purpose of which is not to raise equity capital), (b) any issuance by the Company of securities as consideration for a merger or consolidation or the acquisition of a business, product, license, or other assets of another person or entity and (c) options to purchase shares of Common Stock, provided (I) such options are issued after the date of this Warrant to employees of the Company within thirty (30) days of such employee's starting his employment with the Company, and (II) the exercise price of such options is not less than the Closing Bid Price of the Common Stock on the date of issuance of such option.

"Expiration Date" means the date three (3) years from the Issuance Date of this Warrant or, if such date falls on a Saturday, Sunday or other day on which banks are required or authorized to be closed in the City of New York or the State of New York or on which trading does not take place on the Principal Exchange or automated quotation system on which the Common Stock is traded (a "Holiday"), the next date that is not a Holiday.

"Issuance Date" means the date hereof.

"Options" means any rights, warrants or options to subscribe for or purchase Common Stock or Convertible Securities.

"Other Securities" means (i) those options and warrants of the Company issued prior to, and outstanding on, the Issuance Date of this Warrant, (ii) the shares of Common Stock issuable on exercise of such options and warrants, provided such options and warrants are not amended after the Issuance Date of this Warrant and
(iii) the shares of Common Stock issuable upon exercise of this Warrant.

"Person" means an individual, a limited liability company, a partnership, a joint venture, a corporation, a trust, an unincorporated organization and a government or any department or agency thereof.

"Principal Market" means the New York Stock Exchange, the American Stock Exchange, the Nasdaq National Market, the Nasdaq SmallCap Market, whichever is at the time the principal trading exchange or market for such security, or the over-the-counter market on the electronic bulletin board for such security as reported by Bloomberg or, if no bid or sale information is reported for such security by Bloomberg, then the average of the bid prices of each of the market makers for such security as reported in the "pink sheets" by the National Quotation Bureau, Inc.

"Securities Act" means the Securities Act of 1933, as amended.

"Warrant" means this Warrant and all Warrants issued in exchange, transfer or replacement thereof.

"Warrant Exercise Price" shall be $0.13 or as subsequently adjusted as provided in Section 8 hereof. Notwithstanding anything to the contrary, upon an Event of Default, the Warrant Exercise Price shall be $0.05 (or as subsequently adjusted as provided in Section 8 hereof).

"Warrant Shares" means the shares of Common Stock issuable at any time upon exercise of this Warrant.

Other Definitional Provisions.

Except as otherwise specified herein, all references herein (A) to the Company shall be deemed to include the Company's successors and (B) to any applicable law defined or referred to herein shall be deemed references to such applicable law as the same may have been or may be amended or supplemented from time to time.

When used in this Warrant, the words "herein", "hereof", and "hereunder" and words of similar import, shall refer to this Warrant as a whole and not to any provision of this Warrant, and the words "Section", "Schedule", and "Exhibit" shall refer to Sections of, and Schedules and Exhibits to, this Warrant unless otherwise specified.

Whenever the context so requires, the neuter gender includes the masculine or feminine, and the singular number includes the plural, and vice versa.

      EXERCISE OF WARRANT.
      --------------------

Subject to the terms and conditions hereof, this Warrant may be exercised by the holder hereof then registered on the books of the Company, pro rata as hereinafter provided, at any time on any Business Day on or after the opening of business on such Business Day, commencing with the first day after the date hereof, and prior to 11:59 P.M. Eastern Time on the Expiration Date (i) by delivery of a written notice, in the form of the subscription notice attached as Exhibit A hereto (the "Exercise Notice"), of such holder's election to exercise this Warrant, which notice shall specify the number of Warrant Shares to be purchased, payment to the Company of an amount equal to the Warrant Exercise Price(s) applicable to the Warrant Shares being purchased, multiplied by the number of Warrant Shares (at the applicable Warrant Exercise Price) as to which this Warrant is being exercised (plus any applicable issue or transfer taxes) (the "Aggregate Exercise Price") in cash or wire transfer of immediately available funds and the surrender of this Warrant (or an indemnification undertaking with respect to this Warrant in the case of its loss, theft or destruction) to a common carrier for overnight delivery to the Company as soon as practicable following such date ("Cash Basis") or (ii) if at the time of exercise, the Warrant Shares are not subject to an effective registration statement or if an Event of Default has occurred, by delivering an Exercise Notice and in lieu of making payment of the Aggregate Exercise Price in cash or wire transfer, elect instead to receive upon such exercise the "Net Number" of shares of Common Stock determined according to the following formula (the "Cashless Exercise"):

         Net Number = (A x B) - (A x C)
                      -----------------
                              B

            For purposes of the foregoing formula:

            A = the total number of Warrant Shares with respect to which this Warrant is then being exercised.

            B = the Closing Bid Price of the Common Stock on the date of exercise of the Warrant.

            C = the Warrant Exercise Price then in effect for the applicable Warrant Shares at the time of such exercise.

      IN THE EVENT OF ANY EXERCISE OF THE RIGHTS REPRESENTED BY THIS WARRANT IN COMPLIANCE WITH THIS SECTION 2, THE COMPANY SHALL ON OR BEFORE THE FIFTH (5TH) BUSINESS DAY FOLLOWING THE DATE OF RECEIPT OF THE EXERCISE NOTICE, THE AGGREGATE EXERCISE PRICE AND THIS WARRANT (OR AN INDEMNIFICATION UNDERTAKING WITH RESPECT TO THIS WARRANT IN THE CASE OF ITS LOSS, THEFT OR DESTRUCTION) AND THE RECEIPT OF THE REPRESENTATIONS OF THE HOLDER SPECIFIED IN SECTION 6 HEREOF, IF REQUESTED BY THE COMPANY (THE "EXERCISE DELIVERY DOCUMENTS"), AND IF THE COMMON STOCK IS DTC ELIGIBLE, CREDIT SUCH AGGREGATE NUMBER OF SHARES OF COMMON STOCK TO WHICH THE HOLDER SHALL BE ENTITLED TO THE HOLDER'S OR ITS DESIGNEE'S BALANCE ACCOUNT WITH THE DEPOSITORY TRUST COMPANY; PROVIDED, HOWEVER, IF THE HOLDER WHO SUBMITTED THE EXERCISE NOTICE REQUESTED PHYSICAL DELIVERY OF ANY OR ALL OF THE WARRANT SHARES, OR, IF THE COMMON STOCK IS NOT DTC ELIGIBLE THEN THE COMPANY SHALL, ON OR BEFORE THE FIFTH (5TH) BUSINESS DAY FOLLOWING RECEIPT OF THE EXERCISE DELIVERY DOCUMENTS, ISSUE AND SURRENDER TO A COMMON CARRIER FOR OVERNIGHT DELIVERY TO THE ADDRESS SPECIFIED IN THE EXERCISE NOTICE, A CERTIFICATE, REGISTERED IN THE NAME OF THE HOLDER, FOR THE NUMBER OF SHARES OF COMMON STOCK TO WHICH THE HOLDER SHALL BE ENTITLED PURSUANT TO SUCH REQUEST. UPON DELIVERY OF THE EXERCISE NOTICE AND AGGREGATE EXERCISE PRICE REFERRED TO IN CLAUSE (I) OR (II) ABOVE THE HOLDER OF THIS WARRANT SHALL BE DEEMED FOR ALL CORPORATE PURPOSES TO HAVE BECOME THE HOLDER OF RECORD OF THE WARRANT SHARES WITH RESPECT TO WHICH THIS WARRANT HAS BEEN EXERCISED. IN THE CASE OF A DISPUTE AS TO THE DETERMINATION OF THE WARRANT EXERCISE PRICE, THE CLOSING BID PRICE OR THE ARITHMETIC CALCULATION OF THE WARRANT SHARES, THE COMPANY SHALL PROMPTLY ISSUE TO THE HOLDER THE NUMBER OF WARRANT SHARES THAT IS NOT DISPUTED AND SHALL SUBMIT THE DISPUTED DETERMINATIONS OR ARITHMETIC CALCULATIONS TO THE HOLDER VIA FACSIMILE WITHIN ONE (1) BUSINESS DAY OF RECEIPT OF THE HOLDER'S EXERCISE NOTICE.

If the holder and the Company are unable to agree upon the determination of the Warrant Exercise Price or arithmetic calculation of the Warrant Shares within one (1) day of such disputed determination or arithmetic calculation being submitted to the holder, then the Company shall immediately submit via facsimile
(i) the disputed determination of the Warrant Exercise Price or the Closing Bid Price to an independent, reputable investment banking firm or (ii) the disputed arithmetic calculation of the Warrant Shares to its independent, outside accountant. The Company shall cause the investment banking firm or the accountant, as the case may be, to perform the determinations or calculations and notify the Company and the holder of the results no later than forty-eight
(48) hours from the time it receives the disputed determinations or calculations. Such investment banking firm's or accountant's determination or calculation, as the case may be, shall be deemed conclusive absent manifest error.

Unless the rights represented by this Warrant shall have expired or shall have been fully exercised, the Company shall, as soon as practicable and in no event later than five (5) Business Days after any exercise and at its own expense, issue a new Warrant identical in all respects to this Warrant exercised except it shall represent rights to purchase the number of Warrant Shares purchasable immediately prior to such exercise under this Warrant exercised, less the number of Warrant Shares with respect to which such Warrant is exercised.

No fractional Warrant Shares are to be issued upon any pro rata exercise of this Warrant, but rather the number of Warrant Shares issued upon such exercise of this Warrant shall be rounded up or down to the nearest whole number.


If the Company or its Transfer Agent shall fail for any reason or for no reason to issue to the holder within ten (10) days of receipt of the Exercise Delivery Documents, a certificate for the number of Warrant Shares to which the holder is entitled or to credit the holder's balance account with The Depository Trust Company for such number of Warrant Shares to which the holder is entitled upon the holder's exercise of this Warrant, the Company shall, in addition to any other remedies under this Warrant or the Placement Agent Agreement or otherwise available to such holder, pay as additional damages in cash to such holder on each day the issuance of such certificate for Warrant Shares is not timely effected an amount equal to 0.025% of the product of (A) the sum of the number of Warrant Shares not issued to the holder on a timely basis and to which the holder is entitled, and (B) the Closing Bid Price of the Common Stock for the trading day immediately preceding the last possible date which the Company could have issued such Common Stock to the holder without violating this Section 2.

If within ten (10) days after the Company's receipt of the Exercise Delivery Documents, the Company fails to deliver a new Warrant to the holder for the number of Warrant Shares to which such holder is entitled pursuant to Section 2 hereof, then, in addition to any other available remedies under this Warrant or the Placement Agent Agreement, or otherwise available to such holder, the Company shall pay as additional damages in cash to such holder on each day after such tenth (10th) day that such delivery of such new Warrant is not timely effected in an amount equal to 0.25% of the product of (A) the number of Warrant Shares represented by the portion of this Warrant which is not being exercised and (B) the Closing Bid Price of the Common Stock for the trading day immediately preceding the last possible date which the Company could have issued such Warrant to the holder without violating this Section 2.

Forced Exercise by the Company. At the option of the Company, the Company may force Cornell to exercise the Warrant at an price equal to $0.20 provided that
(i) the Company's Common Stock is trading at $0.30 or higher for a period of ten
(10) consecutive Trading Days immediately prior to such exercise, (ii) the trading volume during those ten (10) Trading Days exceeds Four Hundred Thousand (400,000) shares per day, (iii) the Warrant Shares are registered and the registration statement is declared effective and (iv) such forced exercise by the Company shall not cause the aggregate number of shares of Common Stock beneficially owned by the holder and its affiliates to exceed 4.99% of the outstanding shares of the Common Stock following such exercise.

      COVENANTS AS TO COMMON STOCK.  THE COMPANY HEREBY  COVENANTS AND AGREES AS
FOLLOWS:

This Warrant is, and any Warrants issued in substitution for or replacement of this Warrant will upon issuance be, duly authorized and validly issued.

All Warrant Shares which may be issued upon the exercise of the rights represented by this Warrant will, upon issuance, be validly issued, fully paid and nonassessable and free from all taxes, liens and charges with respect to the issue thereof.

During the period within which the rights represented by this Warrant may be exercised, the Company will at all times have authorized and reserved at least one hundred percent (100%) of the number of shares of Common Stock needed to provide for the exercise of the rights then represented by this Warrant and the par value of said shares will at all times be less than or equal to the applicable Warrant Exercise Price. If at any time the Company does not have a sufficient number of shares of Common Stock authorized and available, then the Company shall call and hold a special meeting of its stockholders within sixty
(60) days of that time for the sole purpose of increasing the number of authorized shares of Common Stock.

If at any time after the date hereof the Company shall file a registration statement, the Company shall include the Warrant Shares issuable to the holder, pursuant to the terms of this Warrant and shall maintain, so long as any other shares of Common Stock shall be so listed, such listing of all Warrant Shares from time to time issuable upon the exercise of this Warrant; and the Company shall so list on each national securities exchange or automated quotation system, as the case may be, and shall maintain such listing of, any other shares of capital stock of the Company issuable upon the exercise of this Warrant if and so long as any shares of the same class shall be listed on such national securities exchange or automated quotation system.

The Company will not, by amendment of its Articles of Incorporation or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities, or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed by it hereunder, but will at all times in good faith assist in the carrying out of all the provisions of this Warrant and in the taking of all such action as may reasonably be requested by the holder of this Warrant in order to protect the exercise privilege of the holder of this Warrant against dilution or other impairment, consistent with the tenor and purpose of this Warrant. The Company will not increase the par value of any shares of Common Stock receivable upon the exercise of this Warrant above the Warrant Exercise Price then in effect, and (ii) will take all such actions as may be necessary or appropriate in order that the Company may validly and legally issue fully paid and nonassessable shares of Common Stock upon the exercise of this Warrant.

This Warrant will be binding upon any entity succeeding to the Company by merger, consolidation or acquisition of all or substantially all of the Company's assets.

      TAXES. THE COMPANY SHALL PAY ANY AND ALL TAXES, EXCEPT ANY APPLICABLE WITHHOLDING, WHICH MAY BE PAYABLE WITH RESPECT TO THE ISSUANCE AND DELIVERY OF WARRANT SHARES UPON EXERCISE OF THIS WARRANT.

      WARRANT HOLDER NOT DEEMED A STOCKHOLDER. EXCEPT AS OTHERWISE SPECIFICALLY PROVIDED HEREIN, NO HOLDER, AS SUCH, OF THIS WARRANT SHALL BE ENTITLED TO VOTE OR RECEIVE DIVIDENDS OR BE DEEMED THE HOLDER OF SHARES OF CAPITAL STOCK OF THE COMPANY FOR ANY PURPOSE, NOR SHALL ANYTHING CONTAINED IN THIS WARRANT BE CONSTRUED TO CONFER UPON THE HOLDER HEREOF, AS SUCH, ANY OF THE RIGHTS OF A STOCKHOLDER OF THE COMPANY OR ANY RIGHT TO VOTE, GIVE OR WITHHOLD CONSENT TO ANY CORPORATE ACTION (WHETHER ANY REORGANIZATION, ISSUE OF STOCK, RECLASSIFICATION OF STOCK, CONSOLIDATION, MERGER, CONVEYANCE OR OTHERWISE), RECEIVE NOTICE OF MEETINGS, RECEIVE DIVIDENDS OR SUBSCRIPTION RIGHTS, OR OTHERWISE, PRIOR TO THE ISSUANCE TO THE HOLDER OF THIS WARRANT OF THE WARRANT SHARES WHICH HE OR SHE IS THEN ENTITLED TO RECEIVE UPON THE DUE EXERCISE OF THIS WARRANT. IN ADDITION, NOTHING CONTAINED IN THIS WARRANT SHALL BE CONSTRUED AS IMPOSING ANY LIABILITIES ON SUCH HOLDER TO PURCHASE ANY SECURITIES (UPON EXERCISE OF THIS WARRANT OR OTHERWISE) OR AS A STOCKHOLDER OF THE COMPANY, WHETHER SUCH LIABILITIES ARE ASSERTED BY THE COMPANY OR BY CREDITORS OF THE COMPANY. NOTWITHSTANDING THIS
SECTION 5, THE COMPANY WILL PROVIDE THE HOLDER OF THIS WARRANT WITH COPIES OF THE SAME NOTICES AND OTHER INFORMATION GIVEN TO THE STOCKHOLDERS OF THE COMPANY GENERALLY, CONTEMPORANEOUSLY WITH THE GIVING THEREOF TO THE STOCKHOLDERS.

      REPRESENTATIONS OF HOLDER. THE HOLDER OF THIS WARRANT, BY THE ACCEPTANCE HEREOF, REPRESENTS THAT IT IS ACQUIRING THIS WARRANT AND THE WARRANT SHARES FOR ITS OWN ACCOUNT FOR INVESTMENT ONLY AND NOT WITH A VIEW TOWARDS, OR FOR RESALE IN CONNECTION WITH, THE PUBLIC SALE OR DISTRIBUTION OF THIS WARRANT OR THE WARRANT SHARES, EXCEPT PURSUANT TO SALES REGISTERED OR EXEMPTED UNDER THE SECURITIES ACT; PROVIDED, HOWEVER, THAT BY MAKING THE REPRESENTATIONS HEREIN, THE HOLDER DOES NOT AGREE TO HOLD THIS WARRANT OR ANY OF THE WARRANT SHARES FOR ANY MINIMUM OR OTHER SPECIFIC TERM AND RESERVES THE RIGHT TO DISPOSE OF THIS WARRANT AND THE WARRANT SHARES AT ANY TIME IN ACCORDANCE WITH OR PURSUANT TO A REGISTRATION STATEMENT OR AN EXEMPTION UNDER THE SECURITIES ACT. THE HOLDER OF THIS WARRANT FURTHER REPRESENTS, BY ACCEPTANCE HEREOF, THAT, AS OF THIS DATE, SUCH HOLDER IS AN "ACCREDITED INVESTOR" AS SUCH TERM IS DEFINED IN RULE 501(A)(1) OF REGULATION D PROMULGATED BY THE SECURITIES AND EXCHANGE COMMISSION UNDER THE SECURITIES ACT (AN "ACCREDITED INVESTOR"). UPON EXERCISE OF THIS WARRANT THE HOLDER SHALL, IF REQUESTED BY THE COMPANY, CONFIRM IN WRITING, IN A FORM SATISFACTORY TO THE COMPANY, THAT THE WARRANT SHARES SO PURCHASED ARE BEING ACQUIRED SOLELY FOR THE HOLDER'S OWN ACCOUNT AND NOT AS A NOMINEE FOR ANY OTHER PARTY, FOR INVESTMENT, AND NOT WITH A VIEW TOWARD DISTRIBUTION OR RESALE AND THAT SUCH HOLDER IS AN ACCREDITED INVESTOR. IF SUCH HOLDER CANNOT MAKE SUCH REPRESENTATIONS BECAUSE THEY WOULD BE FACTUALLY INCORRECT, IT SHALL BE A CONDITION TO SUCH HOLDER'S EXERCISE OF THIS WARRANT THAT THE COMPANY RECEIVE SUCH OTHER REPRESENTATIONS AS THE COMPANY CONSIDERS REASONABLY NECESSARY TO ASSURE THE COMPANY THAT THE ISSUANCE OF ITS SECURITIES UPON EXERCISE OF THIS WARRANT SHALL NOT VIOLATE ANY UNITED STATES OR STATE SECURITIES LAWS.

      OWNERSHIP AND TRANSFER.

The Company shall maintain at its principal executive offices (or such other office or agency of the Company as it may designate by notice to the holder hereof), a register for this Warrant, in which the Company shall record the name and address of the person in whose name this Warrant has been issued, as well as the name and address of each transferee. The Company may treat the person in whose name any Warrant is registered on the register as the owner and holder thereof for all purposes, notwithstanding any notice to the contrary, but in all events recognizing any transfers made in accordance with the terms of this Warrant.

      ADJUSTMENT OF WARRANT EXERCISE PRICE AND NUMBER OF SHARES. THE WARRANT EXERCISE PRICE AND THE NUMBER OF SHARES OF COMMON STOCK ISSUABLE UPON EXERCISE OF THIS WARRANT SHALL BE ADJUSTED FROM TIME TO TIME AS FOLLOWS (EXCEPT FOR ANY ISSUANCES TO CORNELL CAPITAL PARTNERS, LP AND OPTIONS GRANTED AND OUTSTANDING BEFORE JULY 15, 2005 UNDER A BONA FIDE EMPLOYEE STOCK OPTION PLAN OF THE COMPANY OR ISSUANCES OF RESTRICTED STOCK IN CONNECTION WITH AN ACQUISITION OR A CAPITAL RAISE WHICH WAS ENTERED INTO PRIOR TO JULY 15, 2005):

Adjustment of Warrant Exercise Price and Number of Shares upon Issuance of Common Stock. If and whenever on or after the Issuance Date of this Warrant, the Company issues or sells, or is deemed to have issued or sold, any shares of Common Stock (other than (i) Excluded Securities and (ii) shares of Common Stock which are issued or deemed to have been issued by the Company in connection with an Approved Stock Plan or upon exercise or conversion of the Other Securities) for a consideration per share less than a price (the "Applicable Price") equal to the Warrant Exercise Price in effect immediately prior to such issuance or sale, then immediately after such issue or sale the Warrant Exercise Price then in effect shall be reduced to an amount equal to such consideration per share. Upon each such adjustment of the Warrant Exercise Price hereunder, the number of Warrant Shares issuable upon exercise of this Warrant shall be adjusted to the number of shares determined by multiplying the Warrant Exercise Price in effect immediately prior to such adjustment by the number of Warrant Shares issuable upon exercise of this Warrant immediately prior to such adjustment and dividing the product thereof by the Warrant Exercise Price resulting from such adjustment.

Effect on Warrant Exercise Price of Certain Events. For purposes of determining the adjusted Warrant Exercise Price under Section 8(a) above, the following shall be applicable:

Issuance of Options. If after the date hereof, the Company in any manner grants any Options and the lowest price per share for which one share of Common Stock is issuable upon the exercise of any such Option or upon conversion or exchange of any convertible securities issuable upon exercise of any such Option is less than the Applicable Price, then such share of Common Stock shall be deemed to be outstanding and to have been issued and sold by the Company at the time of the granting or sale of such Option for such price per share. For purposes of this
Section 8(b)(i), the lowest price per share for which one share of Common Stock is issuable upon exercise of such Options or upon conversion or exchange of such Convertible Securities shall be equal to the sum of the lowest amounts of consideration (if any) received or receivable by the Company with respect to any one share of Common Stock upon the granting or sale of the Option, upon exercise of the Option or upon conversion or exchange of any convertible security issuable upon exercise of such Option. No further adjustment of the Warrant Exercise Price shall be made upon the actual issuance of such Common Stock or of such convertible securities upon the exercise of such Options or upon the actual issuance of such Common Stock upon conversion or exchange of such convertible securities.

Issuance of Convertible Securities. If the Company in any manner issues or sells any convertible securities and the lowest price per share for which one share of Common Stock is issuable upon the conversion or exchange thereof is less than the Applicable Price, then such share of Common Stock shall be deemed to be outstanding and to have been issued and sold by the Company at the time of the issuance or sale of such convertible securities for such price per share. For the purposes of this Section 8(b)(ii), the lowest price per share for which one share of Common Stock is issuable upon such conversion or exchange shall be equal to the sum of the lowest amounts of consideration (if any) received or receivable by the Company with respect to one share of Common Stock upon the issuance or sale of the convertible security and upon conversion or exchange of such convertible security. No further adjustment of the Warrant Exercise Price shall be made upon the actual issuance of such Common Stock upon conversion or exchange of such convertible securities, and if any such issue or sale of such convertible securities is made upon exercise of any Options for which adjustment of the Warrant Exercise Price had been or are to be made pursuant to other provisions of this Section 8(b), no further adjustment of the Warrant Exercise Price shall be made by reason of such issue or sale.

Change in Option Price or Rate of Conversion. If the purchase price provided for in any Options, the additional consideration, if any, payable upon the issue, conversion or exchange of any convertible securities, or the rate at which any convertible securities are convertible into or exchangeable for Common Stock changes at any time, the Warrant Exercise Price in effect at the time of such change shall be adjusted to the Warrant Exercise Price which would have been in effect at such time had such Options or convertible securities provided for such changed purchase price, additional consideration or changed conversion rate, as the case may be, at the time initially granted, issued or sold and the number of Warrant Shares issuable upon exercise of this Warrant shall be correspondingly readjusted. For purposes of this Section 8(b)(iii), if the terms of any Option or convertible security that was outstanding as of the Issuance Date of this Warrant are changed in the manner described in the immediately preceding sentence, then such Option or convertible security and the Common Stock deemed issuable upon exercise, conversion or exchange thereof shall be deemed to have been issued as of the date of such change. No adjustment pursuant to this
Section 8(b) shall be made if such adjustment would result in an increase of the Warrant Exercise Price then in effect.

Effect on Warrant Exercise Price of Certain Events. For purposes of determining the adjusted Warrant Exercise Price under Sections 8(a) and 8(b), the following shall be applicable:

Calculation of Consideration Received. If any Common Stock, Options or convertible securities are issued or sold or deemed to have been issued or sold for cash, the consideration received therefore will be deemed to be the net amount received by the Company therefore. If any Common Stock, Options or convertible securities are issued or sold for a consideration other than cash, the amount of such consideration received by the Company will be the fair value of such consideration, except where such consideration consists of marketable securities, in which case the amount of consideration received by the Company will be the market price of such securities on the date of receipt of such securities. If any Common Stock, Options or convertible securities are issued to the owners of the non-surviving entity in connection with any merger in which the Company is the surviving entity, the amount of consideration therefore will be deemed to be the fair value of such portion of the net assets and business of the non-surviving entity as is attributable to such Common Stock, Options or convertible securities, as the case may be. The fair value of any consideration other than cash or securities will be determined jointly by the Company and the holders of Warrants representing at least two-thirds (b) of the Warrant Shares issuable upon exercise of the Warrants then outstanding. If such parties are unable to reach agreement within ten (10) days after the occurrence of an event requiring valuation (the "Valuation Event"), the fair value of such consideration will be determined within five (5) Business Days after the tenth
(10th) day following the Valuation Event by an independent, reputable appraiser jointly selected by the Company and the holders of Warrants representing at least two-thirds (b) of the Warrant Shares issuable upon exercise of the Warrants then outstanding. The determination of such appraiser shall be final and binding upon all parties and the fees and expenses of such appraiser shall be borne jointly by the Company and the holders of Warrants.

Integrated Transactions. In case any Option is issued in connection with the issue or sale of other securities of the Company, together comprising one integrated transaction in which no specific consideration is allocated to such Options by the parties thereto, the Options will be deemed to have been issued for a consideration of $.01.

Treasury Shares. The number of shares of Common Stock outstanding at any given time does not include shares owned or held by or for the account of the Company, and the disposition of any shares so owned or held will be considered an issue or sale of Common Stock.

Record Date. If the Company takes a record of the holders of Common Stock for the purpose of entitling them (1) to receive a dividend or other distribution payable in Common Stock, Options or in convertible securities or (2) to subscribe for or purchase Common Stock, Options or convertible securities, then such record date will be deemed to be the date of the issue or sale of the shares of Common Stock deemed to have been issued or sold upon the declaration of such dividend or the making of such other distribution or the date of the granting of such right of subscription or purchase, as the case may be.

Adjustment of Warrant Exercise Price upon Subdivision or Combination of Common Stock. If the Company at any time after the date of issuance of this Warrant subdivides (by any stock split, stock dividend, recapitalization or otherwise) one or more classes of its outstanding shares of Common Stock into a greater number of shares, any Warrant Exercise Price in effect immediately prior to such subdivision will be proportionately reduced and the number of shares of Common Stock obtainable upon exercise of this Warrant will be proportionately increased. If the Company at any time after the date of issuance of this Warrant combines (by combination, reverse stock split or otherwise) one or more classes of its outstanding shares of Common Stock into a smaller number of shares, any Warrant Exercise Price in effect immediately prior to such combination will be proportionately increased and the number of Warrant Shares issuable upon exercise of this Warrant will be proportionately decreased. Any adjustment under this Section 8(d) shall become effective at the close of business on the date the subdivision or combination becomes effective.

Distribution of Assets. If the Company shall declare or make any dividend or other distribution of its assets (or rights to acquire its assets) to holders of Common Stock, by way of return of capital or otherwise (including, without limitation, any distribution of cash, stock or other securities, property or options by way of a dividend, spin off, reclassification, corporate rearrangement or other similar transaction) (a "Distribution"), at any time after the issuance of this Warrant, then, in each such case:

any Warrant Exercise Price in effect immediately prior to the close of business on the record date fixed for the determination of holders of Common Stock entitled to receive the Distribution shall be reduced, effective as of the close of business on such record date, to a price determined by multiplying such Warrant Exercise Price by a fraction of which (A) the numerator shall be the Closing Sale Price of the Common Stock on the trading day immediately preceding such record date minus the value of the Distribution (as determined in good faith by the Company's Board of Directors) applicable to one share of Common Stock, and (B) the denominator shall be the Closing Sale Price of the Common Stock on the trading day immediately preceding such record date; and

either (A) the number of Warrant Shares obtainable upon exercise of this Warrant shall be increased to a number of shares equal to the number of shares of Common Stock obtainable immediately prior to the close of business on the record date fixed for the determination of holders of Common Stock entitled to receive the Distribution multiplied by the reciprocal of the fraction set forth in the immediately preceding clause (i), or (B) in the event that the Distribution is of common stock of a company whose common stock is traded on a national securities exchange or a national automated quotation system, then the holder of this Warrant shall receive an additional warrant to purchase Common Stock, the terms of which shall be identical to those of this Warrant, except that such warrant shall be exercisable into the amount of the assets that would have been payable to the holder of this Warrant pursuant to the Distribution had the holder exercised this Warrant immediately prior to such record date and with an exercise price equal to the amount by which the exercise price of this Warrant was decreased with respect to the Distribution pursuant to the terms of the immediately preceding clause (i).

Certain Events. If any event occurs of the type contemplated by the provisions of this Section 8 but not expressly provided for by such provisions (including, without limitation, the granting of stock appreciation rights, phantom stock rights or other rights with equity features), then the Company's Board of Directors will make an appropriate adjustment in the Warrant Exercise Price and the number of shares of Common Stock obtainable upon exercise of this Warrant so as to protect the rights of the holders of the Warrants; provided, except as set forth in section 8(d),that no such adjustment pursuant to this Section 8(f) will increase the Warrant Exercise Price or decrease the number of shares of Common Stock obtainable as otherwise determined pursuant to this Section 8.

Notices.
--------

Immediately upon any adjustment of the Warrant Exercise Price, the Company will give written notice thereof to the holder of this Warrant, setting forth in reasonable detail, and certifying, the calculation of such adjustment.

The Company will give written  notice to the holder of this Warrant at least ten
(10) days prior to the date on which the Company closes its books or takes a record (A) with respect to any dividend or distribution upon the Common Stock,
(B) with respect to any pro rata subscription offer to holders of Common Stock or (C) for determining rights to vote with respect to any Organic Change (as defined below), dissolution or liquidation, provided that such information shall be made known to the public prior to or in conjunction with such notice being provided to such holder.

The Company will also give written notice to the holder of this Warrant at least ten (10) days prior to the date on which any Organic Change, dissolution or liquidation will take place, provided that such information shall be made known to the public prior to or in conjunction with such notice being provided to such holder.

      PURCHASE RIGHTS; REORGANIZATION, RECLASSIFICATION, CONSOLIDATION, MERGER OR SALE.

In addition to any adjustments pursuant to Section 8 above, if at any time the Company grants, issues or sells any Options, Convertible Securities or rights to purchase stock, warrants, securities or other property pro rata to the record holders of any class of Common Stock (the "Purchase Rights"), then the holder of this Warrant will be entitled to acquire, upon the terms applicable to such Purchase Rights, the aggregate Purchase Rights which such holder could have acquired if such holder had held the number of shares of Common Stock acquirable upon complete exercise of this Warrant immediately before the date on which a record is taken for the grant, issuance or sale of such Purchase Rights, or, if no such record is taken, the date as of which the record holders of Common Stock are to be determined for the grant, issue or sale of such Purchase Rights.

Any recapitalization, reorganization, reclassification, consolidation, merger, sale of all or substantially all of the Company's assets to another Person or other transaction in each case which is effected in such a way that holders of Common Stock are entitled to receive (either directly or upon subsequent liquidation) stock, securities or assets with respect to or in exchange for Common Stock is referred to herein as an "Organic Change." Prior to the consummation of any (i) sale of all or substantially all of the Company's assets to an acquiring Person or (ii) other Organic Change following which the Company is not a surviving entity, the Company will secure from the Person purchasing such assets or the successor resulting from such Organic Change (in each case, the "Acquiring Entity") a written agreement (in form and substance satisfactory to the holders of Warrants representing at least two-thirds (iii) of the Warrant Shares issuable upon exercise of the Warrants then outstanding) to deliver to each holder of Warrants in exchange for such Warrants, a security of the Acquiring Entity evidenced by a written instrument substantially similar in form and substance to this Warrant and satisfactory to the holders of the Warrants (including an adjusted warrant exercise price equal to the value for the Common Stock reflected by the terms of such consolidation, merger or sale, and exercisable for a corresponding number of shares of Common Stock acquirable and receivable upon exercise of the Warrants without regard to any limitations on exercise, if the value so reflected is less than any Applicable Warrant Exercise Price immediately prior to such consolidation, merger or sale). Prior to the consummation of any other Organic Change, the Company shall make appropriate provision (in form and substance satisfactory to the holders of Warrants representing a majority of the Warrant Shares issuable upon exercise of the Warrants then outstanding) to insure that each of the holders of the Warrants will thereafter have the right to acquire and receive in lieu of or in addition to (as the case may be) the Warrant Shares immediately theretofore issuable and receivable upon the exercise of such holder's Warrants (without regard to any limitations on exercise), such shares of stock, securities or assets that would have been issued or payable in such Organic Change with respect to or in exchange for the number of Warrant Shares which would have been issuable and receivable upon the exercise of such holder's Warrant as of the date of such Organic Change (without taking into account any limitations or restrictions on the exercisability of this Warrant).

      LOST, STOLEN, MUTILATED OR DESTROYED WARRANT. IF THIS WARRANT IS LOST, STOLEN, MUTILATED OR DESTROYED, THE COMPANY SHALL PROMPTLY, ON RECEIPT OF AN INDEMNIFICATION UNDERTAKING (OR, IN THE CASE OF A MUTILATED WARRANT, THE WARRANT), ISSUE A NEW WARRANT OF LIKE DENOMINATION AND TENOR AS THIS WARRANT SO LOST, STOLEN, MUTILATED OR DESTROYED.

      NOTICE. ANY NOTICES, CONSENTS, WAIVERS OR OTHER COMMUNICATIONS REQUIRED OR PERMITTED TO BE GIVEN UNDER THE TERMS OF THIS WARRANT MUST BE IN WRITING AND WILL BE DEEMED TO HAVE BEEN DELIVERED: (I) UPON RECEIPT, WHEN DELIVERED PERSONALLY; (II) UPON RECEIPT, WHEN SENT BY FACSIMILE (PROVIDED CONFIRMATION OF RECEIPT IS RECEIVED BY THE SENDING PARTY TRANSMISSION IS MECHANICALLY OR ELECTRONICALLY GENERATED AND KEPT ON FILE BY THE SENDING PARTY); OR (III) ONE BUSINESS DAY AFTER DEPOSIT WITH A NATIONALLY RECOGNIZED OVERNIGHT DELIVERY SERVICE, IN EACH CASE PROPERLY ADDRESSED TO THE PARTY TO RECEIVE THE SAME. THE ADDRESSES AND FACSIMILE NUMBERS FOR SUCH COMMUNICATIONS SHALL BE:

If to Cornell:               Cornell Capital Partners, LP
                             101 Hudson Street - Suite 3700
                             Jersey City, NJ  07302
                             Attention:   Mark A. Angelo
                             Telephone:   (201) 985-8300
                             Facsimile:   (201) 985-8266

With Copy to:                David Gonzalez, Esq.
                             101 Hudson Street - Suite 3700
                             Jersey City, NJ 07302
                             Telephone:   (201) 985-8300
                             Facsimile:   (201) 985-8266


If to the Company, to:       Teleplus Enterprises, Inc.
                             7575 TransCanada - Suite 305
                             St-Laurent, Quebec H4T 1V6
                             Attention:   Marius Silvasan, CEO
                             Telephone:   (514) 344-0778
                             Facsimile:   (514) 344-8675

With a copy to:              Kirkpatrick & Lockhart Nicholson Graham, LLP
                             201 South Biscayne Boulevard, Suite 2000
                             Miami, Florida 33131
                             Attention:   Clayton E. Parker, Esquire
                             Telephone:   (305) 539-3306
                             Facsimile:   (305) 358-7095

If to a holder of this Warrant, to it at the address and facsimile number set forth on Exhibit C hereto, with copies to such holder's representatives as set forth on Exhibit C, or at such other address and facsimile as shall be delivered to the Company upon the issuance or transfer of this Warrant. Each party shall provide five days' prior written notice to the other party of any change in address or facsimile number. Written confirmation of receipt (A) given by the recipient of such notice, consent, facsimile, waiver or other communication, (or
(B) provided by a nationally recognized overnight delivery service shall be rebuttable evidence of personal service, receipt by facsimile or receipt from a nationally recognized overnight delivery service in accordance with clause (i),
(ii) or (iii) above, respectively.

      DATE. THE DATE OF THIS WARRANT IS SET FORTH ON PAGE 1 HEREOF. THIS WARRANT, IN ALL EVENTS, SHALL BE WHOLLY VOID AND OF NO EFFECT AFTER THE CLOSE OF BUSINESS ON THE EXPIRATION DATE, EXCEPT THAT NOTWITHSTANDING ANY OTHER PROVISIONS HEREOF, THE PROVISIONS OF SECTION 8(B) SHALL CONTINUE IN FULL FORCE AND EFFECT AFTER SUCH DATE AS TO ANY WARRANT SHARES OR OTHER SECURITIES ISSUED UPON THE EXERCISE OF THIS WARRANT.

      AMENDMENT AND WAIVER. EXCEPT AS OTHERWISE PROVIDED HEREIN, THE PROVISIONS OF THE WARRANTS MAY BE AMENDED AND THE COMPANY MAY TAKE ANY ACTION HEREIN PROHIBITED, OR OMIT TO PERFORM ANY ACT HEREIN REQUIRED TO BE PERFORMED BY IT, ONLY IF THE COMPANY HAS OBTAINED THE WRITTEN CONSENT OF THE HOLDERS OF WARRANTS REPRESENTING AT LEAST TWO-THIRDS OF THE WARRANT SHARES ISSUABLE UPON EXERCISE OF THE WARRANTS THEN OUTSTANDING; PROVIDED THAT, EXCEPT FOR SECTION 8(D), NO SUCH ACTION MAY INCREASE THE WARRANT EXERCISE PRICE OR DECREASE THE NUMBER OF SHARES OR CLASS OF STOCK OBTAINABLE UPON EXERCISE OF ANY WARRANT WITHOUT THE WRITTEN CONSENT OF THE HOLDER OF SUCH WARRANT.

      DESCRIPTIVE HEADINGS; GOVERNING LAW. THE DESCRIPTIVE HEADINGS OF THE SEVERAL SECTIONS AND PARAGRAPHS OF THIS WARRANT ARE INSERTED FOR CONVENIENCE ONLY AND DO NOT CONSTITUTE A PART OF THIS WARRANT. THE CORPORATE LAWS OF THE STATE OF NEW JERSEY SHALL GOVERN ALL ISSUES CONCERNING THE RELATIVE RIGHTS OF THE COMPANY AND ITS STOCKHOLDERS. ALL OTHER QUESTIONS CONCERNING THE CONSTRUCTION, VALIDITY, ENFORCEMENT AND INTERPRETATION OF THIS AGREEMENT SHALL BE GOVERNED BY THE INTERNAL LAWS OF THE STATE OF NEW JERSEY, WITHOUT GIVING EFFECT TO ANY CHOICE OF LAW OR CONFLICT OF LAW PROVISION OR RULE (WHETHER OF THE STATE OF NEW JERSEY OR ANY OTHER JURISDICTIONS) THAT WOULD CAUSE THE APPLICATION OF THE LAWS OF ANY JURISDICTIONS OTHER THAN THE STATE OF NEW JERSEY. EACH PARTY HEREBY IRREVOCABLY SUBMITS TO THE EXCLUSIVE JURISDICTION OF THE STATE AND FEDERAL COURTS SITTING IN HUDSON COUNTY AND THE UNITED STATES DISTRICT COURT FOR THE DISTRICT OF NEW JERSEY, FOR THE ADJUDICATION OF ANY DISPUTE HEREUNDER OR IN CONNECTION HEREWITH OR THEREWITH, OR WITH ANY TRANSACTION CONTEMPLATED HEREBY OR DISCUSSED HEREIN, AND HEREBY IRREVOCABLY WAIVES, AND AGREES NOT TO ASSERT IN ANY SUIT, ACTION OR PROCEEDING, ANY CLAIM THAT IT IS NOT PERSONALLY SUBJECT TO THE JURISDICTION OF ANY SUCH COURT, THAT SUCH SUIT, ACTION OR PROCEEDING IS BROUGHT IN AN INCONVENIENT FORUM OR THAT THE VENUE OF SUCH SUIT, ACTION OR PROCEEDING IS IMPROPER. EACH PARTY HEREBY IRREVOCABLY WAIVES PERSONAL SERVICE OF PROCESS AND CONSENTS TO PROCESS BEING SERVED IN ANY SUCH SUIT, ACTION OR PROCEEDING BY MAILING A COPY THEREOF TO SUCH PARTY AT THE ADDRESS FOR SUCH NOTICES TO IT UNDER THIS AGREEMENT AND AGREES THAT SUCH SERVICE SHALL CONSTITUTE GOOD AND SUFFICIENT SERVICE OF PROCESS AND NOTICE THEREOF. NOTHING CONTAINED HEREIN SHALL BE DEEMED TO LIMIT IN ANY WAY ANY RIGHT TO SERVE PROCESS IN ANY MANNER PERMITTED BY LAW.

      WAIVER OF JURY TRIAL. AS A MATERIAL INDUCEMENT FOR EACH PARTY HERETO TO ENTER INTO THIS WARRANT, THE PARTIES HERETO HEREBY WAIVE ANY RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING RELATED IN ANY WAY TO THIS WARRANT AND/OR ANY AND ALL OF THE OTHER DOCUMENTS ASSOCIATED WITH THIS TRANSACTION.


                   REMAINDER OF PAGE INTENTIONALLY LEFT BLANK

      IN WITNESS WHEREOF, the Company has caused this Warrant to be signed as of the date first set forth above.

                                       TELEPLUS ENTERPRISES, INC.

                                       By: /s/ Marius Silvasan
                                           -------------------------------
                                       Name:    Marius Silvasan
                                       Title:   CEO

                              EXHIBIT A TO WARRANT
                              --------------------

                                 EXERCISE NOTICE
                                 ---------------


                                 TO BE EXECUTED
                BY THE REGISTERED HOLDER TO EXERCISE THIS WARRANT


                           TELEPLUS ENTERPRISES, INC.

      The undersigned holder hereby exercises the right to purchase ______________ of the shares of Common Stock ("Warrant Shares") of Teleplus Enterprises, Inc. (the "Company"), evidenced by the attached Warrant (the "Warrant"). Capitalized terms used herein and not otherwise defined shall have the respective meanings set forth in the Warrant.

Specify Method of exercise by check mark:

      1.    ___ Cash Exercise

            (a) Payment of Warrant Exercise Price. The holder shall pay the Aggregate Exercise Price of $______________ to the Company in accordance with the terms of the Warrant.

            (b) Delivery of Warrant Shares. The Company shall deliver to the holder _________ Warrant Shares in accordance with the terms of the Warrant.



      2.    ___ Cashless Exercise

            (a) Payment of Warrant Exercise Price. In lieu of making payment of the Aggregate Exercise Price, the holder elects to receive upon such exercise the Net Number of shares of Common Stock determined in accordance with the terms of the Warrant.

            (b) Delivery of Warrant Shares. The Company shall deliver to the holder _________ Warrant Shares in accordance with the terms of the Warrant.


Date: _______________ __, ______

Name of Registered Holder

By:
   ------------------------------------
Name:
     ----------------------------------
Title:
      ---------------------------------

                              EXHIBIT B TO WARRANT


                              FORM OF WARRANT POWER

      FOR VALUE RECEIVED, the undersigned does hereby assign and transfer to ________________, Federal Identification No. __________, a warrant to purchase
____________ shares of the capital stock of Teleplus Enterprises, Inc. represented by warrant certificate no. _____, standing in the name of the undersigned on the books of said corporation. The undersigned does hereby irrevocably constitute and appoint ______________, attorney to transfer the warrants of said corporation, with full power of substitution in the premises.

Dated:
      ----------------------------       --------------------------------------

                                         By:
                                                -------------------------------
                                         Name:
                                                -------------------------------
                                         Title:
                                                -------------------------------

                                     WARRANT
                                     -------

THE SECURITIES  REPRESENTED BY THIS WARRANT HAVE NOT BEEN  REGISTERED  UNDER THE
SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS. THE SECURITIES HAVE BEEN ACQUIRED FOR INVESTMENT AND MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED OR ASSIGNED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS, OR AN OPINION OF COUNSEL IN A FORM REASONABLY SATISFACTORY TO THE ISSUER THAT REGISTRATION IS NOT REQUIRED UNDER SAID ACT OR APPLICABLE STATE SECURITIES LAWS OR UNLESS SOLD PURSUANT TO RULE 144 UNDER SAID ACT. NOTWITHSTANDING THE FOREGOING, THIS WARRANT MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT.


                           TELEPLUS ENTERPRISES, INC.


                        WARRANT TO PURCHASE COMMON STOCK

Warrant No.: TLPE-006                               Number of Shares: 10,000,000

Date of Issuance: July 28, 2006

Teleplus Enterprises, Inc., a Nevada corporation (the "Company"), hereby certifies that, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, CORNELL CAPITAL PARTNERS, LP ("Cornell"), the registered holder hereof or its permitted assigns, is entitled, subject to the terms set forth below, to purchase from the Company upon surrender of this Warrant, at any time or times on or after the date hereof, but not after 11:59 P.M. Eastern Time on the Expiration Date (as defined herein) Ten Million (10,000,000) fully paid and nonassessable shares of Common Stock (as defined herein) of the Company (the "Warrant Shares") at the exercise price per share provided in Section 1(b) below or as subsequently adjusted; provided, however, that in no event shall the holder be entitled to exercise this Warrant for a number of Warrant Shares in excess of that number of Warrant Shares which, upon giving effect to such exercise, would cause the aggregate number of shares of Common Stock beneficially owned by the holder and its affiliates to exceed 4.99% of the outstanding shares of the Common Stock following such exercise, except within sixty (60) days of the Expiration Date (however, such restriction may be waived by Cornell (but only as to itself and not to any other holder) upon not less than 65 days prior notice to the Company). For purposes of the foregoing provision, the aggregate number of shares of Common Stock beneficially owned by the holder and its affiliates shall include the number of shares of Common Stock issuable upon exercise of this Warrant with respect to which the determination of such provision is being made, but shall exclude shares of Common Stock which would be issuable upon (i) exercise of the remaining, unexercised Warrants beneficially owned by the holder and its affiliates and (ii) exercise or conversion of the unexercised or unconverted portion of any other securities of the Company beneficially owned by the holder and its affiliates (including, without limitation, any convertible notes or preferred stock) subject to a limitation on conversion or exercise analogous to the limitation contained herein. Except as set forth in the preceding sentence, for purposes of this paragraph, beneficial ownership shall be calculated in accordance with Section 13(d) of the Securities Exchange Act of 1934, as amended. For purposes of this Warrant, in determining the number of outstanding shares of Common Stock a holder may rely on the number of outstanding shares of Common Stock as reflected in (1) the Company's most recent Form 10-QSB or Form 10-KSB, as the case may be,
(2) a more recent public announcement by the Company or (3) any other notice by the Company or its transfer agent setting forth the number of shares of Common Stock outstanding. Upon the written request of any holder, the Company shall promptly, but in no event later than one (1) Business Day following the receipt of such notice, confirm in writing to any such holder the number of shares of Common Stock then outstanding. In any case, the number of outstanding shares of Common Stock shall be determined after giving effect to the exercise of Warrants (as defined below) by such holder and its affiliates since the date as of which such number of outstanding shares of Common Stock was reported.

This Warrant is the common stock purchase warrant (the "Warrant") issued pursuant to the Securities Purchase Agreement ("Securities Purchase Agreement") dated the date hereof between the Company and the Buyers listed on Schedule I thereto.

Definitions. The following words and terms as used in this Warrant shall have the following meanings:

"Approved Stock Plan" means any employee benefit plan which has been approved by the Board of Directors of the Company, pursuant to which the Company's securities may be issued to any employee, officer or director for services provided to the Company.

"Business Day" means any day other than Saturday, Sunday or other day on which commercial banks in the City of New York are authorized or required by law to remain closed.

"Closing Bid Price" means the closing bid price of Common Stock as quoted on the Principal Market (as reported by Bloomberg Financial Markets ("Bloomberg") through its "Volume at Price" function).

"Common Stock" means (i) the Company's common stock, par value $0.001 per share, and (ii) any capital stock into which such Common Stock shall have been changed or any capital stock resulting from a reclassification of such Common Stock.

"Event of Default" means an event of default under the Securities Purchase Agreement or the Convertible Debentures issued in connection therewith.

"Excluded Securities" means, provided such security is issued at a price which is greater than or equal to the arithmetic average of the Closing Bid Prices of the Common Stock for the ten (10) consecutive trading days immediately preceding the date of issuance, any of the following: (a) any issuance by the Company of securities in connection with a strategic partnership or a joint venture (the primary purpose of which is not to raise equity capital), (b) any issuance by the Company of securities as consideration for a merger or consolidation or the acquisition of a business, product, license, or other assets of another person or entity and (c) options to purchase shares of Common Stock, provided (I) such options are issued after the date of this Warrant to employees of the Company within thirty (30) days of such employee's starting his employment with the Company, and (II) the exercise price of such options is not less than the Closing Bid Price of the Common Stock on the date of issuance of such option.

"Expiration Date" means the date three (3) years from the Issuance Date of this Warrant or, if such date falls on a Saturday, Sunday or other day on which banks are required or authorized to be closed in the City of New York or the State of New York or on which trading does not take place on the Principal Exchange or automated quotation system on which the Common Stock is traded (a "Holiday"), the next date that is not a Holiday.

"Issuance Date" means the date hereof.

"Options" means any rights, warrants or options to subscribe for or purchase Common Stock or Convertible Securities.

"Other Securities" means (i) those options and warrants of the Company issued prior to, and outstanding on, the Issuance Date of this Warrant, (ii) the shares of Common Stock issuable on exercise of such options and warrants, provided such options and warrants are not amended after the Issuance Date of this Warrant and
(iii) the shares of Common Stock issuable upon exercise of this Warrant.

"Person" means an individual, a limited liability company, a partnership, a joint venture, a corporation, a trust, an unincorporated organization and a government or any department or agency thereof.

"Principal Market" means the New York Stock Exchange, the American Stock Exchange, the Nasdaq National Market, the Nasdaq SmallCap Market, whichever is at the time the principal trading exchange or market for such security, or the over-the-counter market on the electronic bulletin board for such security as reported by Bloomberg or, if no bid or sale information is reported for such security by Bloomberg, then the average of the bid prices of each of the market makers for such security as reported in the "pink sheets" by the National Quotation Bureau, Inc.

"Securities Act" means the Securities Act of 1933, as amended.

"Warrant" means this Warrant and all Warrants issued in exchange, transfer or replacement thereof.

"Warrant Exercise Price" shall be $0.15 or as subsequently adjusted as provided in Section 8 hereof. Notwithstanding anything to the contrary, upon an Event of Default, the Warrant Exercise Price shall be $0.05 (or as subsequently adjusted as provided in Section 8 hereof).

"Warrant Shares" means the shares of Common Stock issuable at any time upon exercise of this Warrant.

Other Definitional Provisions.

Except as otherwise specified herein, all references herein (A) to the Company shall be deemed to include the Company's successors and (B) to any applicable law defined or referred to herein shall be deemed references to such applicable law as the same may have been or may be amended or supplemented from time to time.

When used in this Warrant, the words "herein", "hereof", and "hereunder" and words of similar import, shall refer to this Warrant as a whole and not to any provision of this Warrant, and the words "Section", "Schedule", and "Exhibit" shall refer to Sections of, and Schedules and Exhibits to, this Warrant unless otherwise specified.

Whenever the context so requires, the neuter gender includes the masculine or feminine, and the singular number includes the plural, and vice versa.

      EXERCISE OF WARRANT.
      --------------------

Subject to the terms and conditions hereof, this Warrant may be exercised by the holder hereof then registered on the books of the Company, pro rata as hereinafter provided, at any time on any Business Day on or after the opening of business on such Business Day, commencing with the first day after the date hereof, and prior to 11:59 P.M. Eastern Time on the Expiration Date (i) by delivery of a written notice, in the form of the subscription notice attached as Exhibit A hereto (the "Exercise Notice"), of such holder's election to exercise this Warrant, which notice shall specify the number of Warrant Shares to be purchased, payment to the Company of an amount equal to the Warrant Exercise Price(s) applicable to the Warrant Shares being purchased, multiplied by the number of Warrant Shares (at the applicable Warrant Exercise Price) as to which this Warrant is being exercised (plus any applicable issue or transfer taxes) (the "Aggregate Exercise Price") in cash or wire transfer of immediately available funds and the surrender of this Warrant (or an indemnification undertaking with respect to this Warrant in the case of its loss, theft or destruction) to a common carrier for overnight delivery to the Company as soon as practicable following such date ("Cash Basis") or (ii) if at the time of exercise, the Warrant Shares are not subject to an effective registration statement or if an Event of Default has occurred, by delivering an Exercise Notice and in lieu of making payment of the Aggregate Exercise Price in cash or wire transfer, elect instead to receive upon such exercise the "Net Number" of shares of Common Stock determined according to the following formula (the "Cashless Exercise"):


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

         Net Number = (A x B) - (A x C)
                      -----------------
                              B

            For purposes of the foregoing formula:

            A = the total number of Warrant Shares with respect to which this Warrant is then being exercised.

            B = the Closing Bid Price of the Common Stock on the date of exercise of the Warrant.

            C = the Warrant Exercise Price then in effect for the applicable Warrant Shares at the time of such exercise.

      IN THE EVENT OF ANY EXERCISE OF THE RIGHTS REPRESENTED BY THIS WARRANT IN COMPLIANCE WITH THIS SECTION 2, THE COMPANY SHALL ON OR BEFORE THE FIFTH (5TH) BUSINESS DAY FOLLOWING THE DATE OF RECEIPT OF THE EXERCISE NOTICE, THE AGGREGATE EXERCISE PRICE AND THIS WARRANT (OR AN INDEMNIFICATION UNDERTAKING WITH RESPECT TO THIS WARRANT IN THE CASE OF ITS LOSS, THEFT OR DESTRUCTION) AND THE RECEIPT OF THE REPRESENTATIONS OF THE HOLDER SPECIFIED IN SECTION 6 HEREOF, IF REQUESTED BY THE COMPANY (THE "EXERCISE DELIVERY DOCUMENTS"), AND IF THE COMMON STOCK IS DTC ELIGIBLE, CREDIT SUCH AGGREGATE NUMBER OF SHARES OF COMMON STOCK TO WHICH THE HOLDER SHALL BE ENTITLED TO THE HOLDER'S OR ITS DESIGNEE'S BALANCE ACCOUNT WITH THE DEPOSITORY TRUST COMPANY; PROVIDED, HOWEVER, IF THE HOLDER WHO SUBMITTED THE EXERCISE NOTICE REQUESTED PHYSICAL DELIVERY OF ANY OR ALL OF THE WARRANT SHARES, OR, IF THE COMMON STOCK IS NOT DTC ELIGIBLE THEN THE COMPANY SHALL, ON OR BEFORE THE FIFTH (5TH) BUSINESS DAY FOLLOWING RECEIPT OF THE EXERCISE DELIVERY DOCUMENTS, ISSUE AND SURRENDER TO A COMMON CARRIER FOR OVERNIGHT DELIVERY TO THE ADDRESS SPECIFIED IN THE EXERCISE NOTICE, A CERTIFICATE, REGISTERED IN THE NAME OF THE HOLDER, FOR THE NUMBER OF SHARES OF COMMON STOCK TO WHICH THE HOLDER SHALL BE ENTITLED PURSUANT TO SUCH REQUEST. UPON DELIVERY OF THE EXERCISE NOTICE AND AGGREGATE EXERCISE PRICE REFERRED TO IN CLAUSE (I) OR (II) ABOVE THE HOLDER OF THIS WARRANT SHALL BE DEEMED FOR ALL CORPORATE PURPOSES TO HAVE BECOME THE HOLDER OF RECORD OF THE WARRANT SHARES WITH RESPECT TO WHICH THIS WARRANT HAS BEEN EXERCISED. IN THE CASE OF A DISPUTE AS TO THE DETERMINATION OF THE WARRANT EXERCISE PRICE, THE CLOSING BID PRICE OR THE ARITHMETIC CALCULATION OF THE WARRANT SHARES, THE COMPANY SHALL PROMPTLY ISSUE TO THE HOLDER THE NUMBER OF WARRANT SHARES THAT IS NOT DISPUTED AND SHALL SUBMIT THE DISPUTED DETERMINATIONS OR ARITHMETIC CALCULATIONS TO THE HOLDER VIA FACSIMILE WITHIN ONE (1) BUSINESS DAY OF RECEIPT OF THE HOLDER'S EXERCISE NOTICE.

If the holder and the Company are unable to agree upon the determination of the Warrant Exercise Price or arithmetic calculation of the Warrant Shares within one (1) day of such disputed determination or arithmetic calculation being submitted to the holder, then the Company shall immediately submit via facsimile
(i) the disputed determination of the Warrant Exercise Price or the Closing Bid Price to an independent, reputable investment banking firm or (ii) the disputed arithmetic calculation of the Warrant Shares to its independent, outside accountant. The Company shall cause the investment banking firm or the accountant, as the case may be, to perform the determinations or calculations and notify the Company and the holder of the results no later than forty-eight
(48) hours from the time it receives the disputed determinations or calculations. Such investment banking firm's or accountant's determination or calculation, as the case may be, shall be deemed conclusive absent manifest error.

Unless the rights represented by this Warrant shall have expired or shall have been fully exercised, the Company shall, as soon as practicable and in no event later than five (5) Business Days after any exercise and at its own expense, issue a new Warrant identical in all respects to this Warrant exercised except it shall represent rights to purchase the number of Warrant Shares purchasable immediately prior to such exercise under this Warrant exercised, less the number of Warrant Shares with respect to which such Warrant is exercised.

No fractional Warrant Shares are to be issued upon any pro rata exercise of this Warrant, but rather the number of Warrant Shares issued upon such exercise of this Warrant shall be rounded up or down to the nearest whole number.

If the Company or its Transfer Agent shall fail for any reason or for no reason to issue to the holder within ten (10) days of receipt of the Exercise Delivery Documents, a certificate for the number of Warrant Shares to which the holder is entitled or to credit the holder's balance account with The Depository Trust Company for such number of Warrant Shares to which the holder is entitled upon the holder's exercise of this Warrant, the Company shall, in addition to any other remedies under this Warrant or the Placement Agent Agreement or otherwise available to such holder, pay as additional damages in cash to such holder on each day the issuance of such certificate for Warrant Shares is not timely effected an amount equal to 0.025% of the product of (A) the sum of the number of Warrant Shares not issued to the holder on a timely basis and to which the holder is entitled, and (B) the Closing Bid Price of the Common Stock for the trading day immediately preceding the last possible date which the Company could have issued such Common Stock to the holder without violating this Section 2.

If within ten (10) days after the Company's receipt of the Exercise Delivery Documents, the Company fails to deliver a new Warrant to the holder for the number of Warrant Shares to which such holder is entitled pursuant to Section 2 hereof, then, in addition to any other available remedies under this Warrant or the Placement Agent Agreement, or otherwise available to such holder, the Company shall pay as additional damages in cash to such holder on each day after such tenth (10th) day that such delivery of such new Warrant is not timely effected in an amount equal to 0.25% of the product of (A) the number of Warrant Shares represented by the portion of this Warrant which is not being exercised and (B) the Closing Bid Price of the Common Stock for the trading day immediately preceding the last possible date which the Company could have issued such Warrant to the holder without violating this Section 2.

Forced Exercise by the Company. At the option of the Company, the Company may force Cornell to exercise the Warrant at an price equal to $0.20 provided that
(i) the Company's Common Stock is trading at $0.30 or higher for a period of ten
(10) consecutive Trading Days immediately prior to such exercise, (ii) the trading volume during those ten (10) Trading Days exceeds Four Hundred Thousand (400,000) shares per day, (iii) the Warrant Shares are registered and the registration statement is declared effective and (iv) such forced exercise by the Company shall not cause the aggregate number of shares of Common Stock beneficially owned by the holder and its affiliates to exceed 4.99% of the outstanding shares of the Common Stock following such exercise.

      COVENANTS AS TO COMMON STOCK.  THE COMPANY HEREBY  COVENANTS AND AGREES AS
FOLLOWS:


This Warrant is, and any Warrants issued in substitution for or replacement of this Warrant will upon issuance be, duly authorized and validly issued.

All Warrant Shares which may be issued upon the exercise of the rights represented by this Warrant will, upon issuance, be validly issued, fully paid and nonassessable and free from all taxes, liens and charges with respect to the issue thereof.

During the period within which the rights represented by this Warrant may be exercised, the Company will at all times have authorized and reserved at least one hundred percent (100%) of the number of shares of Common Stock needed to provide for the exercise of the rights then represented by this Warrant and the par value of said shares will at all times be less than or equal to the applicable Warrant Exercise Price. If at any time the Company does not have a sufficient number of shares of Common Stock authorized and available, then the Company shall call and hold a special meeting of its stockholders within sixty
(60) days of that time for the sole purpose of increasing the number of authorized shares of Common Stock.

If at any time after the date hereof the Company shall file a registration statement, the Company shall include the Warrant Shares issuable to the holder, pursuant to the terms of this Warrant and shall maintain, so long as any other shares of Common Stock shall be so listed, such listing of all Warrant Shares from time to time issuable upon the exercise of this Warrant; and the Company shall so list on each national securities exchange or automated quotation system, as the case may be, and shall maintain such listing of, any other shares of capital stock of the Company issuable upon the exercise of this Warrant if and so long as any shares of the same class shall be listed on such national securities exchange or automated quotation system.

The Company will not, by amendment of its Articles of Incorporation or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities, or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed by it hereunder, but will at all times in good faith assist in the carrying out of all the provisions of this Warrant and in the taking of all such action as may reasonably be requested by the holder of this Warrant in order to protect the exercise privilege of the holder of this Warrant against dilution or other impairment, consistent with the tenor and purpose of this Warrant. The Company will not increase the par value of any shares of Common Stock receivable upon the exercise of this Warrant above the Warrant Exercise Price then in effect, and (ii) will take all such actions as may be necessary or appropriate in order that the Company may validly and legally issue fully paid and nonassessable shares of Common Stock upon the exercise of this Warrant.

This Warrant will be binding upon any entity succeeding to the Company by merger, consolidation or acquisition of all or substantially all of the Company's assets.

      TAXES. THE COMPANY SHALL PAY ANY AND ALL TAXES, EXCEPT ANY APPLICABLE WITHHOLDING, WHICH MAY BE PAYABLE WITH RESPECT TO THE ISSUANCE AND DELIVERY OF WARRANT SHARES UPON EXERCISE OF THIS WARRANT.

      WARRANT HOLDER NOT DEEMED A STOCKHOLDER. EXCEPT AS OTHERWISE SPECIFICALLY PROVIDED HEREIN, NO HOLDER, AS SUCH, OF THIS WARRANT SHALL BE ENTITLED TO VOTE OR RECEIVE DIVIDENDS OR BE DEEMED THE HOLDER OF SHARES OF CAPITAL STOCK OF THE COMPANY FOR ANY PURPOSE, NOR SHALL ANYTHING CONTAINED IN THIS WARRANT BE CONSTRUED TO CONFER UPON THE HOLDER HEREOF, AS SUCH, ANY OF THE RIGHTS OF A STOCKHOLDER OF THE COMPANY OR ANY RIGHT TO VOTE, GIVE OR WITHHOLD CONSENT TO ANY CORPORATE ACTION (WHETHER ANY REORGANIZATION, ISSUE OF STOCK, RECLASSIFICATION OF STOCK, CONSOLIDATION, MERGER, CONVEYANCE OR OTHERWISE), RECEIVE NOTICE OF MEETINGS, RECEIVE DIVIDENDS OR SUBSCRIPTION RIGHTS, OR OTHERWISE, PRIOR TO THE ISSUANCE TO THE HOLDER OF THIS WARRANT OF THE WARRANT SHARES WHICH HE OR SHE IS THEN ENTITLED TO RECEIVE UPON THE DUE EXERCISE OF THIS WARRANT. IN ADDITION, NOTHING CONTAINED IN THIS WARRANT SHALL BE CONSTRUED AS IMPOSING ANY LIABILITIES ON SUCH HOLDER TO PURCHASE ANY SECURITIES (UPON EXERCISE OF THIS WARRANT OR OTHERWISE) OR AS A STOCKHOLDER OF THE COMPANY, WHETHER SUCH LIABILITIES ARE ASSERTED BY THE COMPANY OR BY CREDITORS OF THE COMPANY. NOTWITHSTANDING THIS
SECTION 5, THE COMPANY WILL PROVIDE THE HOLDER OF THIS WARRANT WITH COPIES OF THE SAME NOTICES AND OTHER INFORMATION GIVEN TO THE STOCKHOLDERS OF THE COMPANY GENERALLY, CONTEMPORANEOUSLY WITH THE GIVING THEREOF TO THE STOCKHOLDERS.

      REPRESENTATIONS OF HOLDER. THE HOLDER OF THIS WARRANT, BY THE ACCEPTANCE HEREOF, REPRESENTS THAT IT IS ACQUIRING THIS WARRANT AND THE WARRANT SHARES FOR ITS OWN ACCOUNT FOR INVESTMENT ONLY AND NOT WITH A VIEW TOWARDS, OR FOR RESALE IN CONNECTION WITH, THE PUBLIC SALE OR DISTRIBUTION OF THIS WARRANT OR THE WARRANT SHARES, EXCEPT PURSUANT TO SALES REGISTERED OR EXEMPTED UNDER THE SECURITIES ACT; PROVIDED, HOWEVER, THAT BY MAKING THE REPRESENTATIONS HEREIN, THE HOLDER DOES NOT AGREE TO HOLD THIS WARRANT OR ANY OF THE WARRANT SHARES FOR ANY MINIMUM OR OTHER SPECIFIC TERM AND RESERVES THE RIGHT TO DISPOSE OF THIS WARRANT AND THE WARRANT SHARES AT ANY TIME IN ACCORDANCE WITH OR PURSUANT TO A REGISTRATION STATEMENT OR AN EXEMPTION UNDER THE SECURITIES ACT. THE HOLDER OF THIS WARRANT FURTHER REPRESENTS, BY ACCEPTANCE HEREOF, THAT, AS OF THIS DATE, SUCH HOLDER IS AN "ACCREDITED INVESTOR" AS SUCH TERM IS DEFINED IN RULE 501(A)(1) OF REGULATION D PROMULGATED BY THE SECURITIES AND EXCHANGE COMMISSION UNDER THE SECURITIES ACT (AN "ACCREDITED INVESTOR"). UPON EXERCISE OF THIS WARRANT THE HOLDER SHALL, IF REQUESTED BY THE COMPANY, CONFIRM IN WRITING, IN A FORM SATISFACTORY TO THE COMPANY, THAT THE WARRANT SHARES SO PURCHASED ARE BEING ACQUIRED SOLELY FOR THE HOLDER'S OWN ACCOUNT AND NOT AS A NOMINEE FOR ANY OTHER PARTY, FOR INVESTMENT, AND NOT WITH A VIEW TOWARD DISTRIBUTION OR RESALE AND THAT SUCH HOLDER IS AN ACCREDITED INVESTOR. IF SUCH HOLDER CANNOT MAKE SUCH REPRESENTATIONS BECAUSE THEY WOULD BE FACTUALLY INCORRECT, IT SHALL BE A CONDITION TO SUCH HOLDER'S EXERCISE OF THIS WARRANT THAT THE COMPANY RECEIVE SUCH OTHER REPRESENTATIONS AS THE COMPANY CONSIDERS REASONABLY NECESSARY TO ASSURE THE COMPANY THAT THE ISSUANCE OF ITS SECURITIES UPON EXERCISE OF THIS WARRANT SHALL NOT VIOLATE ANY UNITED STATES OR STATE SECURITIES LAWS.

      OWNERSHIP AND TRANSFER.
      -----------------------

The Company shall maintain at its principal executive offices (or such other office or agency of the Company as it may designate by notice to the holder hereof), a register for this Warrant, in which the Company shall record the name and address of the person in whose name this Warrant has been issued, as well as the name and address of each transferee. The Company may treat the person in whose name any Warrant is registered on the register as the owner and holder thereof for all purposes, notwithstanding any notice to the contrary, but in all events recognizing any transfers made in accordance with the terms of this Warrant.

      ADJUSTMENT OF WARRANT EXERCISE PRICE AND NUMBER OF SHARES. THE WARRANT EXERCISE PRICE AND THE NUMBER OF SHARES OF COMMON STOCK ISSUABLE UPON EXERCISE OF THIS WARRANT SHALL BE ADJUSTED FROM TIME TO TIME AS FOLLOWS (EXCEPT FOR ANY ISSUANCES TO CORNELL CAPITAL PARTNERS, LP AND OPTIONS GRANTED AND OUTSTANDING BEFORE JULY 15, 2005 UNDER A BONA FIDE EMPLOYEE STOCK OPTION PLAN OF THE COMPANY OR ISSUANCES OF RESTRICTED STOCK IN CONNECTION WITH AN ACQUISITION OR A CAPITAL RAISE WHICH WAS ENTERED INTO PRIOR TO JULY 15, 2005):

Adjustment of Warrant Exercise Price and Number of Shares upon Issuance of Common Stock. If and whenever on or after the Issuance Date of this Warrant, the Company issues or sells, or is deemed to have issued or sold, any shares of Common Stock (other than (i) Excluded Securities and (ii) shares of Common Stock which are issued or deemed to have been issued by the Company in connection with an Approved Stock Plan or upon exercise or conversion of the Other Securities) for a consideration per share less than a price (the "Applicable Price") equal to the Warrant Exercise Price in effect immediately prior to such issuance or sale, then immediately after such issue or sale the Warrant Exercise Price then in effect shall be reduced to an amount equal to such consideration per share. Upon each such adjustment of the Warrant Exercise Price hereunder, the number of Warrant Shares issuable upon exercise of this Warrant shall be adjusted to the number of shares determined by multiplying the Warrant Exercise Price in effect immediately prior to such adjustment by the number of Warrant Shares issuable upon exercise of this Warrant immediately prior to such adjustment and dividing the product thereof by the Warrant Exercise Price resulting from such adjustment.

Effect on Warrant Exercise Price of Certain Events. For purposes of determining the adjusted Warrant Exercise Price under Section 8(a) above, the following shall be applicable:

Issuance of Options. If after the date hereof, the Company in any manner grants any Options and the lowest price per share for which one share of Common Stock is issuable upon the exercise of any such Option or upon conversion or exchange of any convertible securities issuable upon exercise of any such Option is less than the Applicable Price, then such share of Common Stock shall be deemed to be outstanding and to have been issued and sold by the Company at the time of the granting or sale of such Option for such price per share. For purposes of this
Section 8(b)(i), the lowest price per share for which one share of Common Stock is issuable upon exercise of such Options or upon conversion or exchange of such Convertible Securities shall be equal to the sum of the lowest amounts of consideration (if any) received or receivable by the Company with respect to any one share of Common Stock upon the granting or sale of the Option, upon exercise of the Option or upon conversion or exchange of any convertible security issuable upon exercise of such Option. No further adjustment of the Warrant Exercise Price shall be made upon the actual issuance of such Common Stock or of such convertible securities upon the exercise of such Options or upon the actual issuance of such Common Stock upon conversion or exchange of such convertible securities.

Issuance of Convertible Securities. If the Company in any manner issues or sells any convertible securities and the lowest price per share for which one share of Common Stock is issuable upon the conversion or exchange thereof is less than the Applicable Price, then such share of Common Stock shall be deemed to be outstanding and to have been issued and sold by the Company at the time of the issuance or sale of such convertible securities for such price per share. For the purposes of this Section 8(b)(ii), the lowest price per share for which one share of Common Stock is issuable upon such conversion or exchange shall be equal to the sum of the lowest amounts of consideration (if any) received or receivable by the Company with respect to one share of Common Stock upon the issuance or sale of the convertible security and upon conversion or exchange of such convertible security. No further adjustment of the Warrant Exercise Price shall be made upon the actual issuance of such Common Stock upon conversion or exchange of such convertible securities, and if any such issue or sale of such convertible securities is made upon exercise of any Options for which adjustment of the Warrant Exercise Price had been or are to be made pursuant to other provisions of this Section 8(b), no further adjustment of the Warrant Exercise Price shall be made by reason of such issue or sale.

Change in Option Price or Rate of Conversion. If the purchase price provided for in any Options, the additional consideration, if any, payable upon the issue, conversion or exchange of any convertible securities, or the rate at which any convertible securities are convertible into or exchangeable for Common Stock changes at any time, the Warrant Exercise Price in effect at the time of such change shall be adjusted to the Warrant Exercise Price which would have been in effect at such time had such Options or convertible securities provided for such changed purchase price, additional consideration or changed conversion rate, as the case may be, at the time initially granted, issued or sold and the number of Warrant Shares issuable upon exercise of this Warrant shall be correspondingly readjusted. For purposes of this Section 8(b)(iii), if the terms of any Option or convertible security that was outstanding as of the Issuance Date of this Warrant are changed in the manner described in the immediately preceding sentence, then such Option or convertible security and the Common Stock deemed issuable upon exercise, conversion or exchange thereof shall be deemed to have been issued as of the date of such change. No adjustment pursuant to this
Section 8(b) shall be made if such adjustment would result in an increase of the Warrant Exercise Price then in effect.

Effect on Warrant Exercise Price of Certain Events. For purposes of determining the adjusted Warrant Exercise Price under Sections 8(a) and 8(b), the following shall be applicable:

Calculation of Consideration Received. If any Common Stock, Options or convertible securities are issued or sold or deemed to have been issued or sold for cash, the consideration received therefore will be deemed to be the net amount received by the Company therefore. If any Common Stock, Options or convertible securities are issued or sold for a consideration other than cash, the amount of such consideration received by the Company will be the fair value of such consideration, except where such consideration consists of marketable securities, in which case the amount of consideration received by the Company will be the market price of such securities on the date of receipt of such securities. If any Common Stock, Options or convertible securities are issued to the owners of the non-surviving entity in connection with any merger in which the Company is the surviving entity, the amount of consideration therefore will be deemed to be the fair value of such portion of the net assets and business of the non-surviving entity as is attributable to such Common Stock, Options or convertible securities, as the case may be. The fair value of any consideration other than cash or securities will be determined jointly by the Company and the holders of Warrants representing at least two-thirds (b) of the Warrant Shares issuable upon exercise of the Warrants then outstanding. If such parties are unable to reach agreement within ten (10) days after the occurrence of an event requiring valuation (the "Valuation Event"), the fair value of such consideration will be determined within five (5) Business Days after the tenth
(10th) day following the Valuation Event by an independent, reputable appraiser jointly selected by the Company and the holders of Warrants representing at least two-thirds (b) of the Warrant Shares issuable upon exercise of the Warrants then outstanding. The determination of such appraiser shall be final and binding upon all parties and the fees and expenses of such appraiser shall be borne jointly by the Company and the holders of Warrants.

Integrated Transactions. In case any Option is issued in connection with the issue or sale of other securities of the Company, together comprising one integrated transaction in which no specific consideration is allocated to such Options by the parties thereto, the Options will be deemed to have been issued for a consideration of $.01.

Treasury Shares. The number of shares of Common Stock outstanding at any given time does not include shares owned or held by or for the account of the Company, and the disposition of any shares so owned or held will be considered an issue or sale of Common Stock.

Record Date. If the Company takes a record of the holders of Common Stock for the purpose of entitling them (1) to receive a dividend or other distribution payable in Common Stock, Options or in convertible securities or (2) to subscribe for or purchase Common Stock, Options or convertible securities, then such record date will be deemed to be the date of the issue or sale of the shares of Common Stock deemed to have been issued or sold upon the declaration of such dividend or the making of such other distribution or the date of the granting of such right of subscription or purchase, as the case may be.

Adjustment of Warrant Exercise Price upon Subdivision or Combination of Common Stock. If the Company at any time after the date of issuance of this Warrant subdivides (by any stock split, stock dividend, recapitalization or otherwise) one or more classes of its outstanding shares of Common Stock into a greater number of shares, any Warrant Exercise Price in effect immediately prior to such subdivision will be proportionately reduced and the number of shares of Common Stock obtainable upon exercise of this Warrant will be proportionately increased. If the Company at any time after the date of issuance of this Warrant combines (by combination, reverse stock split or otherwise) one or more classes of its outstanding shares of Common Stock into a smaller number of shares, any Warrant Exercise Price in effect immediately prior to such combination will be proportionately increased and the number of Warrant Shares issuable upon exercise of this Warrant will be proportionately decreased. Any adjustment under this Section 8(d) shall become effective at the close of business on the date the subdivision or combination becomes effective.

Distribution of Assets. If the Company shall declare or make any dividend or other distribution of its assets (or rights to acquire its assets) to holders of Common Stock, by way of return of capital or otherwise (including, without limitation, any distribution of cash, stock or other securities, property or options by way of a dividend, spin off, reclassification, corporate rearrangement or other similar transaction) (a "Distribution"), at any time after the issuance of this Warrant, then, in each such case:

any Warrant Exercise Price in effect immediately prior to the close of business on the record date fixed for the determination of holders of Common Stock entitled to receive the Distribution shall be reduced, effective as of the close of business on such record date, to a price determined by multiplying such Warrant Exercise Price by a fraction of which (A) the numerator shall be the Closing Sale Price of the Common Stock on the trading day immediately preceding such record date minus the value of the Distribution (as determined in good faith by the Company's Board of Directors) applicable to one share of Common Stock, and (B) the denominator shall be the Closing Sale Price of the Common Stock on the trading day immediately preceding such record date; and

either (A) the number of Warrant Shares obtainable upon exercise of this Warrant shall be increased to a number of shares equal to the number of shares of Common Stock obtainable immediately prior to the close of business on the record date fixed for the determination of holders of Common Stock entitled to receive the Distribution multiplied by the reciprocal of the fraction set forth in the immediately preceding clause (i), or (B) in the event that the Distribution is of common stock of a company whose common stock is traded on a national securities exchange or a national automated quotation system, then the holder of this Warrant shall receive an additional warrant to purchase Common Stock, the terms of which shall be identical to those of this Warrant, except that such warrant shall be exercisable into the amount of the assets that would have been payable to the holder of this Warrant pursuant to the Distribution had the holder exercised this Warrant immediately prior to such record date and with an exercise price equal to the amount by which the exercise price of this Warrant was decreased with respect to the Distribution pursuant to the terms of the immediately preceding clause (i).

Certain Events. If any event occurs of the type contemplated by the provisions of this Section 8 but not expressly provided for by such provisions (including, without limitation, the granting of stock appreciation rights, phantom stock rights or other rights with equity features), then the Company's Board of Directors will make an appropriate adjustment in the Warrant Exercise Price and the number of shares of Common Stock obtainable upon exercise of this Warrant so as to protect the rights of the holders of the Warrants; provided, except as set forth in section 8(d),that no such adjustment pursuant to this Section 8(f) will increase the Warrant Exercise Price or decrease the number of shares of Common Stock obtainable as otherwise determined pursuant to this Section 8.

Notices.

Immediately upon any adjustment of the Warrant Exercise Price, the Company will give written notice thereof to the holder of this Warrant, setting forth in reasonable detail, and certifying, the calculation of such adjustment.

The Company will give written  notice to the holder of this Warrant at least ten
(10) days prior to the date on which the Company closes its books or takes a record (A) with respect to any dividend or distribution upon the Common Stock,
(B) with respect to any pro rata subscription offer to holders of Common Stock or (C) for determining rights to vote with respect to any Organic Change (as defined below), dissolution or liquidation, provided that such information shall be made known to the public prior to or in conjunction with such notice being provided to such holder.

The Company will also give written notice to the holder of this Warrant at least ten (10) days prior to the date on which any Organic Change, dissolution or liquidation will take place, provided that such information shall be made known to the public prior to or in conjunction with such notice being provided to such holder.

      PURCHASE RIGHTS; REORGANIZATION, RECLASSIFICATION, CONSOLIDATION, MERGER OR SALE.

In addition to any adjustments pursuant to Section 8 above, if at any time the Company grants, issues or sells any Options, Convertible Securities or rights to purchase stock, warrants, securities or other property pro rata to the record holders of any class of Common Stock (the "Purchase Rights"), then the holder of this Warrant will be entitled to acquire, upon the terms applicable to such Purchase Rights, the aggregate Purchase Rights which such holder could have acquired if such holder had held the number of shares of Common Stock acquirable upon complete exercise of this Warrant immediately before the date on which a record is taken for the grant, issuance or sale of such Purchase Rights, or, if no such record is taken, the date as of which the record holders of Common Stock are to be determined for the grant, issue or sale of such Purchase Rights.

Any recapitalization, reorganization, reclassification, consolidation, merger, sale of all or substantially all of the Company's assets to another Person or other transaction in each case which is effected in such a way that holders of Common Stock are entitled to receive (either directly or upon subsequent liquidation) stock, securities or assets with respect to or in exchange for Common Stock is referred to herein as an "Organic Change." Prior to the consummation of any (i) sale of all or substantially all of the Company's assets to an acquiring Person or (ii) other Organic Change following which the Company is not a surviving entity, the Company will secure from the Person purchasing such assets or the successor resulting from such Organic Change (in each case, the "Acquiring Entity") a written agreement (in form and substance satisfactory to the holders of Warrants representing at least two-thirds (iii) of the Warrant Shares issuable upon exercise of the Warrants then outstanding) to deliver to each holder of Warrants in exchange for such Warrants, a security of the Acquiring Entity evidenced by a written instrument substantially similar in form and substance to this Warrant and satisfactory to the holders of the Warrants (including an adjusted warrant exercise price equal to the value for the Common Stock reflected by the terms of such consolidation, merger or sale, and exercisable for a corresponding number of shares of Common Stock acquirable and receivable upon exercise of the Warrants without regard to any limitations on exercise, if the value so reflected is less than any Applicable Warrant Exercise Price immediately prior to such consolidation, merger or sale). Prior to the consummation of any other Organic Change, the Company shall make appropriate provision (in form and substance satisfactory to the holders of Warrants representing a majority of the Warrant Shares issuable upon exercise of the Warrants then outstanding) to insure that each of the holders of the Warrants will thereafter have the right to acquire and receive in lieu of or in addition to (as the case may be) the Warrant Shares immediately theretofore issuable and receivable upon the exercise of such holder's Warrants (without regard to any limitations on exercise), such shares of stock, securities or assets that would have been issued or payable in such Organic Change with respect to or in exchange for the number of Warrant Shares which would have been issuable and receivable upon the exercise of such holder's Warrant as of the date of such Organic Change (without taking into account any limitations or restrictions on the exercisability of this Warrant).

      LOST, STOLEN, MUTILATED OR DESTROYED WARRANT. IF THIS WARRANT IS LOST, STOLEN, MUTILATED OR DESTROYED, THE COMPANY SHALL PROMPTLY, ON RECEIPT OF AN INDEMNIFICATION UNDERTAKING (OR, IN THE CASE OF A MUTILATED WARRANT, THE WARRANT), ISSUE A NEW WARRANT OF LIKE DENOMINATION AND TENOR AS THIS WARRANT SO LOST, STOLEN, MUTILATED OR DESTROYED.

      NOTICE. ANY NOTICES, CONSENTS, WAIVERS OR OTHER COMMUNICATIONS REQUIRED OR PERMITTED TO BE GIVEN UNDER THE TERMS OF THIS WARRANT MUST BE IN WRITING AND WILL BE DEEMED TO HAVE BEEN DELIVERED: (I) UPON RECEIPT, WHEN DELIVERED PERSONALLY; (II) UPON RECEIPT, WHEN SENT BY FACSIMILE (PROVIDED CONFIRMATION OF RECEIPT IS RECEIVED BY THE SENDING PARTY TRANSMISSION IS MECHANICALLY OR ELECTRONICALLY GENERATED AND KEPT ON FILE BY THE SENDING PARTY); OR (III) ONE BUSINESS DAY AFTER DEPOSIT WITH A NATIONALLY RECOGNIZED OVERNIGHT DELIVERY SERVICE, IN EACH CASE PROPERLY ADDRESSED TO THE PARTY TO RECEIVE THE SAME. THE ADDRESSES AND FACSIMILE NUMBERS FOR SUCH COMMUNICATIONS SHALL BE:

If to Cornell:             Cornell Capital Partners, LP
                           101 Hudson Street - Suite 3700
                           Jersey City, NJ  07302
                           Attention:   Mark A. Angelo
                           Telephone:   (201) 985-8300
                           Facsimile:   (201) 985-8266

With Copy to:              David Gonzalez, Esq.
                           101 Hudson Street - Suite 3700
                           Jersey City, NJ 07302
                           Telephone:   (201) 985-8300
                           Facsimile:   (201) 985-8266


If to the Company, to:     Teleplus Enterprises, Inc.
                           7575 TransCanada - Suite 305
                           St-Laurent, Quebec H4T 1V6
                           Attention:   Marius Silvasan, CEO
                           Telephone:   (514) 344-0778
                           Facsimile:   (514) 344-8675

With a copy to:            Kirkpatrick & Lockhart Nicholson Graham, LLP
                           201 South Biscayne Boulevard, Suite 2000
                           Miami, Florida 33131
                           Attention:   Clayton E. Parker, Esquire
                           Telephone:   (305) 539-3306
                           Facsimile:   (305) 358-7095

If to a holder of this Warrant, to it at the address and facsimile number set forth on Exhibit C hereto, with copies to such holder's representatives as set forth on Exhibit C, or at such other address and facsimile as shall be delivered to the Company upon the issuance or transfer of this Warrant. Each party shall provide five days' prior written notice to the other party of any change in address or facsimile number. Written confirmation of receipt (A) given by the recipient of such notice, consent, facsimile, waiver or other communication, (or
(B) provided by a nationally recognized overnight delivery service shall be rebuttable evidence of personal service, receipt by facsimile or receipt from a nationally recognized overnight delivery service in accordance with clause (i),
(ii) or (iii) above, respectively.

      DATE. THE DATE OF THIS WARRANT IS SET FORTH ON PAGE 1 HEREOF. THIS WARRANT, IN ALL EVENTS, SHALL BE WHOLLY VOID AND OF NO EFFECT AFTER THE CLOSE OF BUSINESS ON THE EXPIRATION DATE, EXCEPT THAT NOTWITHSTANDING ANY OTHER PROVISIONS HEREOF, THE PROVISIONS OF SECTION 8(B) SHALL CONTINUE IN FULL FORCE AND EFFECT AFTER SUCH DATE AS TO ANY WARRANT SHARES OR OTHER SECURITIES ISSUED UPON THE EXERCISE OF THIS WARRANT.

      AMENDMENT AND WAIVER. EXCEPT AS OTHERWISE PROVIDED HEREIN, THE PROVISIONS OF THE WARRANTS MAY BE AMENDED AND THE COMPANY MAY TAKE ANY ACTION HEREIN PROHIBITED, OR OMIT TO PERFORM ANY ACT HEREIN REQUIRED TO BE PERFORMED BY IT, ONLY IF THE COMPANY HAS OBTAINED THE WRITTEN CONSENT OF THE HOLDERS OF WARRANTS REPRESENTING AT LEAST TWO-THIRDS OF THE WARRANT SHARES ISSUABLE UPON EXERCISE OF THE WARRANTS THEN OUTSTANDING; PROVIDED THAT, EXCEPT FOR SECTION 8(D), NO SUCH ACTION MAY INCREASE THE WARRANT EXERCISE PRICE OR DECREASE THE NUMBER OF SHARES OR CLASS OF STOCK OBTAINABLE UPON EXERCISE OF ANY WARRANT WITHOUT THE WRITTEN CONSENT OF THE HOLDER OF SUCH WARRANT.

      DESCRIPTIVE HEADINGS; GOVERNING LAW. THE DESCRIPTIVE HEADINGS OF THE SEVERAL SECTIONS AND PARAGRAPHS OF THIS WARRANT ARE INSERTED FOR CONVENIENCE ONLY AND DO NOT CONSTITUTE A PART OF THIS WARRANT. THE CORPORATE LAWS OF THE STATE OF NEW JERSEY SHALL GOVERN ALL ISSUES CONCERNING THE RELATIVE RIGHTS OF THE COMPANY AND ITS STOCKHOLDERS. ALL OTHER QUESTIONS CONCERNING THE CONSTRUCTION, VALIDITY, ENFORCEMENT AND INTERPRETATION OF THIS AGREEMENT SHALL BE GOVERNED BY THE INTERNAL LAWS OF THE STATE OF NEW JERSEY, WITHOUT GIVING EFFECT TO ANY CHOICE OF LAW OR CONFLICT OF LAW PROVISION OR RULE (WHETHER OF THE STATE OF NEW JERSEY OR ANY OTHER JURISDICTIONS) THAT WOULD CAUSE THE APPLICATION OF THE LAWS OF ANY JURISDICTIONS OTHER THAN THE STATE OF NEW JERSEY. EACH PARTY HEREBY IRREVOCABLY SUBMITS TO THE EXCLUSIVE JURISDICTION OF THE STATE AND FEDERAL COURTS SITTING IN HUDSON COUNTY AND THE UNITED STATES DISTRICT COURT FOR THE DISTRICT OF NEW JERSEY, FOR THE ADJUDICATION OF ANY DISPUTE HEREUNDER OR IN CONNECTION HEREWITH OR THEREWITH, OR WITH ANY TRANSACTION CONTEMPLATED HEREBY OR DISCUSSED HEREIN, AND HEREBY IRREVOCABLY WAIVES, AND AGREES NOT TO ASSERT IN ANY SUIT, ACTION OR PROCEEDING, ANY CLAIM THAT IT IS NOT PERSONALLY SUBJECT TO THE JURISDICTION OF ANY SUCH COURT, THAT SUCH SUIT, ACTION OR PROCEEDING IS BROUGHT IN AN INCONVENIENT FORUM OR THAT THE VENUE OF SUCH SUIT, ACTION OR PROCEEDING IS IMPROPER. EACH PARTY HEREBY IRREVOCABLY WAIVES PERSONAL SERVICE OF PROCESS AND CONSENTS TO PROCESS BEING SERVED IN ANY SUCH SUIT, ACTION OR PROCEEDING BY MAILING A COPY THEREOF TO SUCH PARTY AT THE ADDRESS FOR SUCH NOTICES TO IT UNDER THIS AGREEMENT AND AGREES THAT SUCH SERVICE SHALL CONSTITUTE GOOD AND SUFFICIENT SERVICE OF PROCESS AND NOTICE THEREOF. NOTHING CONTAINED HEREIN SHALL BE DEEMED TO LIMIT IN ANY WAY ANY RIGHT TO SERVE PROCESS IN ANY MANNER PERMITTED BY LAW.

      WAIVER OF JURY TRIAL. AS A MATERIAL INDUCEMENT FOR EACH PARTY HERETO TO ENTER INTO THIS WARRANT, THE PARTIES HERETO HEREBY WAIVE ANY RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING RELATED IN ANY WAY TO THIS WARRANT AND/OR ANY AND ALL OF THE OTHER DOCUMENTS ASSOCIATED WITH THIS TRANSACTION.


                   REMAINDER OF PAGE INTENTIONALLY LEFT BLANK

      IN WITNESS WHEREOF, the Company has caused this Warrant to be signed as of the date first set forth above.

                                         TELEPLUS ENTERPRISES, INC.

                                         By: /s/ Marius Silvasan
                                             ----------------------------
                                         Name:   Marius Silvasan
                                         Title:  CEO

                              EXHIBIT A TO WARRANT
                              --------------------

                                 EXERCISE NOTICE
                                 ---------------


                                 TO BE EXECUTED
                BY THE REGISTERED HOLDER TO EXERCISE THIS WARRANT


                           TELEPLUS ENTERPRISES, INC.

      The undersigned holder hereby exercises the right to purchase ______________ of the shares of Common Stock ("Warrant Shares") of Teleplus Enterprises, Inc. (the "Company"), evidenced by the attached Warrant (the "Warrant"). Capitalized terms used herein and not otherwise defined shall have the respective meanings set forth in the Warrant.

Specify Method of exercise by check mark:

      1.    ___ Cash Exercise

            (a) Payment of Warrant Exercise Price. The holder shall pay the Aggregate Exercise Price of $______________ to the Company in accordance with the terms of the Warrant.

            (b) Delivery of Warrant Shares. The Company shall deliver to the holder _________ Warrant Shares in accordance with the terms of the Warrant.



      2.    ___ Cashless Exercise

            (a) Payment of Warrant Exercise Price. In lieu of making payment of the Aggregate Exercise Price, the holder elects to receive upon such exercise the Net Number of shares of Common Stock determined in accordance with the terms of the Warrant.

            (b) Delivery of Warrant Shares. The Company shall deliver to the holder _________ Warrant Shares in accordance with the terms of the Warrant.


Date: _______________ __, ______

Name of Registered Holder

By:
   -----------------------------------------
Name:
     ---------------------------------------
Title:
      --------------------------------------

                              EXHIBIT B TO WARRANT
                              --------------------

                              FORM OF WARRANT POWER
                              ---------------------


      FOR VALUE RECEIVED, the undersigned does hereby assign and transfer to ________________, Federal Identification No. __________, a warrant to purchase
____________ shares of the capital stock of Teleplus Enterprises, Inc. represented by warrant certificate no. _____, standing in the name of the undersigned on the books of said corporation. The undersigned does hereby irrevocably constitute and appoint ______________, attorney to transfer the warrants of said corporation, with full power of substitution in the premises.

Dated:
      --------------------------         --------------------------------------

                                         By:
                                               --------------------------------
                                         Name:
                                               --------------------------------
                                         Title:
                                               --------------------------------

                                     WARRANT
                                     -------

THE SECURITIES  REPRESENTED BY THIS WARRANT HAVE NOT BEEN  REGISTERED  UNDER THE
SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS. THE SECURITIES HAVE BEEN ACQUIRED FOR INVESTMENT AND MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED OR ASSIGNED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS, OR AN OPINION OF COUNSEL IN A FORM REASONABLY SATISFACTORY TO THE ISSUER THAT REGISTRATION IS NOT REQUIRED UNDER SAID ACT OR APPLICABLE STATE SECURITIES LAWS OR UNLESS SOLD PURSUANT TO RULE 144 UNDER SAID ACT. NOTWITHSTANDING THE FOREGOING, THIS WARRANT MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT.


                           TELEPLUS ENTERPRISES, INC.


                        WARRANT TO PURCHASE COMMON STOCK

Warrant No.: TLPE-008                                Number of Shares: 5,000,000

Date of Issuance: July 28, 2006

Teleplus Enterprises, Inc., a Nevada corporation (the "Company"), hereby certifies that, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, CORNELL CAPITAL PARTNERS, LP ("Cornell"), the registered holder hereof or its permitted assigns, is entitled, subject to the terms set forth below, to purchase from the Company upon surrender of this Warrant, at any time or times on or after the date hereof, but not after 11:59 P.M. Eastern Time on the Expiration Date (as defined herein) Five Million (5,000,000) fully paid and nonassessable shares of Common Stock (as defined herein) of the Company (the "Warrant Shares") at the exercise price per share provided in Section 1(b) below or as subsequently adjusted; provided, however, that in no event shall the holder be entitled to exercise this Warrant for a number of Warrant Shares in excess of that number of Warrant Shares which, upon giving effect to such exercise, would cause the aggregate number of shares of Common Stock beneficially owned by the holder and its affiliates to exceed 4.99% of the outstanding shares of the Common Stock following such exercise, except within sixty (60) days of the Expiration Date (however, such restriction may be waived by Cornell (but only as to itself and not to any other holder) upon not less than 65 days prior notice to the Company). For purposes of the foregoing provision, the aggregate number of shares of Common Stock beneficially owned by the holder and its affiliates shall include the number of shares of Common Stock issuable upon exercise of this Warrant with respect to which the determination of such provision is being made, but shall exclude shares of Common Stock which would be issuable upon (i) exercise of the remaining, unexercised Warrants beneficially owned by the holder and its affiliates and (ii) exercise or conversion of the unexercised or unconverted portion of any other securities of the Company beneficially owned by the holder and its affiliates (including, without limitation, any convertible notes or preferred stock) subject to a limitation on conversion or exercise analogous to the limitation contained herein. Except as set forth in the preceding sentence, for purposes of this paragraph, beneficial ownership shall be calculated in accordance with Section 13(d) of the Securities Exchange Act of 1934, as amended. For purposes of this Warrant, in determining the number of outstanding shares of Common Stock a holder may rely on the number of outstanding shares of Common Stock as reflected in (1) the Company's most recent Form 10-QSB or Form 10-KSB, as the case may be,
(2) a more recent public announcement by the Company or (3) any other notice by the Company or its transfer agent setting forth the number of shares of Common Stock outstanding. Upon the written request of any holder, the Company shall promptly, but in no event later than one (1) Business Day following the receipt of such notice, confirm in writing to any such holder the number of shares of Common Stock then outstanding. In any case, the number of outstanding shares of Common Stock shall be determined after giving effect to the exercise of Warrants (as defined below) by such holder and its affiliates since the date as of which such number of outstanding shares of Common Stock was reported.

This Warrant is the common stock purchase warrant (the "Warrant") issued pursuant to the Securities Purchase Agreement ("Securities Purchase Agreement") dated the date hereof between the Company and the Buyers listed on Schedule I thereto.

Definitions. The following words and terms as used in this Warrant shall have the following meanings:

"Approved Stock Plan" means any employee benefit plan which has been approved by the Board of Directors of the Company, pursuant to which the Company's securities may be issued to any employee, officer or director for services provided to the Company.

"Business Day" means any day other than Saturday, Sunday or other day on which commercial banks in the City of New York are authorized or required by law to remain closed.

"Closing Bid Price" means the closing bid price of Common Stock as quoted on the Principal Market (as reported by Bloomberg Financial Markets ("Bloomberg") through its "Volume at Price" function).

"Common Stock" means (i) the Company's common stock, par value $0.001 per share, and (ii) any capital stock into which such Common Stock shall have been changed or any capital stock resulting from a reclassification of such Common Stock.

"Event of Default" means an event of default under the Securities Purchase Agreement or the Convertible Debentures issued in connection therewith.

"Excluded Securities" means, provided such security is issued at a price which is greater than or equal to the arithmetic average of the Closing Bid Prices of the Common Stock for the ten (10) consecutive trading days immediately preceding the date of issuance, any of the following: (a) any issuance by the Company of securities in connection with a strategic partnership or a joint venture (the primary purpose of which is not to raise equity capital), (b) any issuance by the Company of securities as consideration for a merger or consolidation or the acquisition of a business, product, license, or other assets of another person or entity and (c) options to purchase shares of Common Stock, provided (I) such options are issued after the date of this Warrant to employees of the Company within thirty (30) days of such employee's starting his employment with the Company, and (II) the exercise price of such options is not less than the Closing Bid Price of the Common Stock on the date of issuance of such option.

"Expiration Date" means the date three (3) years from the Issuance Date of this Warrant or, if such date falls on a Saturday, Sunday or other day on which banks are required or authorized to be closed in the City of New York or the State of New York or on which trading does not take place on the Principal Exchange or automated quotation system on which the Common Stock is traded (a "Holiday"), the next date that is not a Holiday.

"Issuance Date" means the date hereof.

"Options" means any rights, warrants or options to subscribe for or purchase Common Stock or Convertible Securities.

"Other Securities" means (i) those options and warrants of the Company issued prior to, and outstanding on, the Issuance Date of this Warrant, (ii) the shares of Common Stock issuable on exercise of such options and warrants, provided such options and warrants are not amended after the Issuance Date of this Warrant and
(iii) the shares of Common Stock issuable upon exercise of this Warrant.

"Person" means an individual, a limited liability company, a partnership, a joint venture, a corporation, a trust, an unincorporated organization and a government or any department or agency thereof.

"Principal Market" means the New York Stock Exchange, the American Stock Exchange, the Nasdaq National Market, the Nasdaq SmallCap Market, whichever is at the time the principal trading exchange or market for such security, or the over-the-counter market on the electronic bulletin board for such security as reported by Bloomberg or, if no bid or sale information is reported for such security by Bloomberg, then the average of the bid prices of each of the market makers for such security as reported in the "pink sheets" by the National Quotation Bureau, Inc.

"Securities Act" means the Securities Act of 1933, as amended.

"Warrant" means this Warrant and all Warrants issued in exchange, transfer or replacement thereof.

"Warrant Exercise Price" shall be $0.18 or as subsequently adjusted as provided in Section 8 hereof. Notwithstanding anything to the contrary, upon an Event of Default, the Warrant Exercise Price shall be $0.05 (or as subsequently adjusted as provided in Section 8 hereof).

"Warrant Shares" means the shares of Common Stock issuable at any time upon exercise of this Warrant.

Other Definitional Provisions.

Except as otherwise specified herein, all references herein (A) to the Company shall be deemed to include the Company's successors and (B) to any applicable law defined or referred to herein shall be deemed references to such applicable law as the same may have been or may be amended or supplemented from time to time.

When used in this Warrant, the words "herein", "hereof", and "hereunder" and words of similar import, shall refer to this Warrant as a whole and not to any provision of this Warrant, and the words "Section", "Schedule", and "Exhibit" shall refer to Sections of, and Schedules and Exhibits to, this Warrant unless otherwise specified.

Whenever the context so requires, the neuter gender includes the masculine or feminine, and the singular number includes the plural, and vice versa.

      EXERCISE OF WARRANT.
      --------------------

Subject to the terms and conditions hereof, this Warrant may be exercised by the holder hereof then registered on the books of the Company, pro rata as hereinafter provided, at any time on any Business Day on or after the opening of business on such Business Day, commencing with the first day after the date hereof, and prior to 11:59 P.M. Eastern Time on the Expiration Date (i) by delivery of a written notice, in the form of the subscription notice attached as Exhibit A hereto (the "Exercise Notice"), of such holder's election to exercise this Warrant, which notice shall specify the number of Warrant Shares to be purchased, payment to the Company of an amount equal to the Warrant Exercise Price(s) applicable to the Warrant Shares being purchased, multiplied by the number of Warrant Shares (at the applicable Warrant Exercise Price) as to which this Warrant is being exercised (plus any applicable issue or transfer taxes) (the "Aggregate Exercise Price") in cash or wire transfer of immediately available funds and the surrender of this Warrant (or an indemnification undertaking with respect to this Warrant in the case of its loss, theft or destruction) to a common carrier for overnight delivery to the Company as soon as practicable following such date ("Cash Basis") or (ii) if at the time of exercise, the Warrant Shares are not subject to an effective registration statement or if an Event of Default has occurred, by delivering an Exercise Notice and in lieu of making payment of the Aggregate Exercise Price in cash or wire transfer, elect instead to receive upon such exercise the "Net Number" of shares of Common Stock determined according to the following formula (the "Cashless Exercise"):

         Net Number = (A x B) - (A x C)
                       ---------------
                              B

            For purposes of the foregoing formula:

            A = the total number of Warrant Shares with respect to which this Warrant is then being exercised.

            B = the Closing Bid Price of the Common Stock on the date of exercise of the Warrant.

            C = the Warrant Exercise Price then in effect for the applicable Warrant Shares at the time of such exercise.

      IN THE EVENT OF ANY EXERCISE OF THE RIGHTS REPRESENTED BY THIS WARRANT IN COMPLIANCE WITH THIS SECTION 2, THE COMPANY SHALL ON OR BEFORE THE FIFTH (5TH) BUSINESS DAY FOLLOWING THE DATE OF RECEIPT OF THE EXERCISE NOTICE, THE AGGREGATE EXERCISE PRICE AND THIS WARRANT (OR AN INDEMNIFICATION UNDERTAKING WITH RESPECT TO THIS WARRANT IN THE CASE OF ITS LOSS, THEFT OR DESTRUCTION) AND THE RECEIPT OF THE REPRESENTATIONS OF THE HOLDER SPECIFIED IN SECTION 6 HEREOF, IF REQUESTED BY THE COMPANY (THE "EXERCISE DELIVERY DOCUMENTS"), AND IF THE COMMON STOCK IS DTC ELIGIBLE, CREDIT SUCH AGGREGATE NUMBER OF SHARES OF COMMON STOCK TO WHICH THE HOLDER SHALL BE ENTITLED TO THE HOLDER'S OR ITS DESIGNEE'S BALANCE ACCOUNT WITH THE DEPOSITORY TRUST COMPANY; PROVIDED, HOWEVER, IF THE HOLDER WHO SUBMITTED THE EXERCISE NOTICE REQUESTED PHYSICAL DELIVERY OF ANY OR ALL OF THE WARRANT SHARES, OR, IF THE COMMON STOCK IS NOT DTC ELIGIBLE THEN THE COMPANY SHALL, ON OR BEFORE THE FIFTH (5TH) BUSINESS DAY FOLLOWING RECEIPT OF THE EXERCISE DELIVERY DOCUMENTS, ISSUE AND SURRENDER TO A COMMON CARRIER FOR OVERNIGHT DELIVERY TO THE ADDRESS SPECIFIED IN THE EXERCISE NOTICE, A CERTIFICATE, REGISTERED IN THE NAME OF THE HOLDER, FOR THE NUMBER OF SHARES OF COMMON STOCK TO WHICH THE HOLDER SHALL BE ENTITLED PURSUANT TO SUCH REQUEST. UPON DELIVERY OF THE EXERCISE NOTICE AND AGGREGATE EXERCISE PRICE REFERRED TO IN CLAUSE (I) OR (II) ABOVE THE HOLDER OF THIS WARRANT SHALL BE DEEMED FOR ALL CORPORATE PURPOSES TO HAVE BECOME THE HOLDER OF RECORD OF THE WARRANT SHARES WITH RESPECT TO WHICH THIS WARRANT HAS BEEN EXERCISED. IN THE CASE OF A DISPUTE AS TO THE DETERMINATION OF THE WARRANT EXERCISE PRICE, THE CLOSING BID PRICE OR THE ARITHMETIC CALCULATION OF THE WARRANT SHARES, THE COMPANY SHALL PROMPTLY ISSUE TO THE HOLDER THE NUMBER OF WARRANT SHARES THAT IS NOT DISPUTED AND SHALL SUBMIT THE DISPUTED DETERMINATIONS OR ARITHMETIC CALCULATIONS TO THE HOLDER VIA FACSIMILE WITHIN ONE (1) BUSINESS DAY OF RECEIPT OF THE HOLDER'S EXERCISE NOTICE.

If the holder and the Company are unable to agree upon the determination of the Warrant Exercise Price or arithmetic calculation of the Warrant Shares within one (1) day of such disputed determination or arithmetic calculation being submitted to the holder, then the Company shall immediately submit via facsimile
(i) the disputed determination of the Warrant Exercise Price or the Closing Bid Price to an independent, reputable investment banking firm or (ii) the disputed arithmetic calculation of the Warrant Shares to its independent, outside accountant. The Company shall cause the investment banking firm or the accountant, as the case may be, to perform the determinations or calculations and notify the Company and the holder of the results no later than forty-eight
(48) hours from the time it receives the disputed determinations or calculations. Such investment banking firm's or accountant's determination or calculation, as the case may be, shall be deemed conclusive absent manifest error.

Unless the rights represented by this Warrant shall have expired or shall have been fully exercised, the Company shall, as soon as practicable and in no event later than five (5) Business Days after any exercise and at its own expense, issue a new Warrant identical in all respects to this Warrant exercised except it shall represent rights to purchase the number of Warrant Shares purchasable immediately prior to such exercise under this Warrant exercised, less the number of Warrant Shares with respect to which such Warrant is exercised.

No fractional Warrant Shares are to be issued upon any pro rata exercise of this Warrant, but rather the number of Warrant Shares issued upon such exercise of this Warrant shall be rounded up or down to the nearest whole number.

If the Company or its Transfer Agent shall fail for any reason or for no reason to issue to the holder within ten (10) days of receipt of the Exercise Delivery Documents, a certificate for the number of Warrant Shares to which the holder is entitled or to credit the holder's balance account with The Depository Trust Company for such number of Warrant Shares to which the holder is entitled upon the holder's exercise of this Warrant, the Company shall, in addition to any other remedies under this Warrant or the Placement Agent Agreement or otherwise available to such holder, pay as additional damages in cash to such holder on each day the issuance of such certificate for Warrant Shares is not timely effected an amount equal to 0.025% of the product of (A) the sum of the number of Warrant Shares not issued to the holder on a timely basis and to which the holder is entitled, and (B) the Closing Bid Price of the Common Stock for the trading day immediately preceding the last possible date which the Company could have issued such Common Stock to the holder without violating this Section 2.

If within ten (10) days after the Company's receipt of the Exercise Delivery Documents, the Company fails to deliver a new Warrant to the holder for the number of Warrant Shares to which such holder is entitled pursuant to Section 2 hereof, then, in addition to any other available remedies under this Warrant or the Placement Agent Agreement, or otherwise available to such holder, the Company shall pay as additional damages in cash to such holder on each day after such tenth (10th) day that such delivery of such new Warrant is not timely effected in an amount equal to 0.25% of the product of (A) the number of Warrant Shares represented by the portion of this Warrant which is not being exercised and (B) the Closing Bid Price of the Common Stock for the trading day immediately preceding the last possible date which the Company could have issued such Warrant to the holder without violating this Section 2.

Forced Exercise by the Company. At the option of the Company, the Company may force Cornell to exercise the Warrant at an price equal to $0.20 provided that
(i) the Company's Common Stock is trading at $0.30 or higher for a period of ten
(10) consecutive Trading Days immediately prior to such exercise, (ii) the trading volume during those ten (10) Trading Days exceeds Four Hundred Thousand (400,000) shares per day, (iii) the Warrant Shares are registered and the registration statement is declared effective and (iv) such forced exercise by the Company shall not cause the aggregate number of shares of Common Stock beneficially owned by the holder and its affiliates to exceed 4.99% of the outstanding shares of the Common Stock following such exercise.

      COVENANTS AS TO COMMON STOCK.  THE COMPANY HEREBY  COVENANTS AND AGREES AS
FOLLOWS:

This Warrant is, and any Warrants issued in substitution for or replacement of this Warrant will upon issuance be, duly authorized and validly issued.

All Warrant Shares which may be issued upon the exercise of the rights represented by this Warrant will, upon issuance, be validly issued, fully paid and nonassessable and free from all taxes, liens and charges with respect to the issue thereof.

During the period within which the rights represented by this Warrant may be exercised, the Company will at all times have authorized and reserved at least one hundred percent (100%) of the number of shares of Common Stock needed to provide for the exercise of the rights then represented by this Warrant and the par value of said shares will at all times be less than or equal to the applicable Warrant Exercise Price. If at any time the Company does not have a sufficient number of shares of Common Stock authorized and available, then the Company shall call and hold a special meeting of its stockholders within sixty
(60) days of that time for the sole purpose of increasing the number of authorized shares of Common Stock.

If at any time after the date hereof the Company shall file a registration statement, the Company shall include the Warrant Shares issuable to the holder, pursuant to the terms of this Warrant and shall maintain, so long as any other shares of Common Stock shall be so listed, such listing of all Warrant Shares from time to time issuable upon the exercise of this Warrant; and the Company shall so list on each national securities exchange or automated quotation system, as the case may be, and shall maintain such listing of, any other shares of capital stock of the Company issuable upon the exercise of this Warrant if and so long as any shares of the same class shall be listed on such national securities exchange or automated quotation system.

The Company will not, by amendment of its Articles of Incorporation or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities, or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed by it hereunder, but will at all times in good faith assist in the carrying out of all the provisions of this Warrant and in the taking of all such action as may reasonably be requested by the holder of this Warrant in order to protect the exercise privilege of the holder of this Warrant against dilution or other impairment, consistent with the tenor and purpose of this Warrant. The Company will not increase the par value of any shares of Common Stock receivable upon the exercise of this Warrant above the Warrant Exercise Price then in effect, and (ii) will take all such actions as may be necessary or appropriate in order that the Company may validly and legally issue fully paid and nonassessable shares of Common Stock upon the exercise of this Warrant.

This Warrant will be binding upon any entity succeeding to the Company by merger, consolidation or acquisition of all or substantially all of the Company's assets.

      TAXES. THE COMPANY SHALL PAY ANY AND ALL TAXES, EXCEPT ANY APPLICABLE WITHHOLDING, WHICH MAY BE PAYABLE WITH RESPECT TO THE ISSUANCE AND DELIVERY OF WARRANT SHARES UPON EXERCISE OF THIS WARRANT.

      WARRANT HOLDER NOT DEEMED A STOCKHOLDER. EXCEPT AS OTHERWISE SPECIFICALLY PROVIDED HEREIN, NO HOLDER, AS SUCH, OF THIS WARRANT SHALL BE ENTITLED TO VOTE OR RECEIVE DIVIDENDS OR BE DEEMED THE HOLDER OF SHARES OF CAPITAL STOCK OF THE COMPANY FOR ANY PURPOSE, NOR SHALL ANYTHING CONTAINED IN THIS WARRANT BE CONSTRUED TO CONFER UPON THE HOLDER HEREOF, AS SUCH, ANY OF THE RIGHTS OF A STOCKHOLDER OF THE COMPANY OR ANY RIGHT TO VOTE, GIVE OR WITHHOLD CONSENT TO ANY CORPORATE ACTION (WHETHER ANY REORGANIZATION, ISSUE OF STOCK, RECLASSIFICATION OF STOCK, CONSOLIDATION, MERGER, CONVEYANCE OR OTHERWISE), RECEIVE NOTICE OF MEETINGS, RECEIVE DIVIDENDS OR SUBSCRIPTION RIGHTS, OR OTHERWISE, PRIOR TO THE ISSUANCE TO THE HOLDER OF THIS WARRANT OF THE WARRANT SHARES WHICH HE OR SHE IS THEN ENTITLED TO RECEIVE UPON THE DUE EXERCISE OF THIS WARRANT. IN ADDITION, NOTHING CONTAINED IN THIS WARRANT SHALL BE CONSTRUED AS IMPOSING ANY LIABILITIES ON SUCH HOLDER TO PURCHASE ANY SECURITIES (UPON EXERCISE OF THIS WARRANT OR OTHERWISE) OR AS A STOCKHOLDER OF THE COMPANY, WHETHER SUCH LIABILITIES ARE ASSERTED BY THE COMPANY OR BY CREDITORS OF THE COMPANY. NOTWITHSTANDING THIS
SECTION 5, THE COMPANY WILL PROVIDE THE HOLDER OF THIS WARRANT WITH COPIES OF THE SAME NOTICES AND OTHER INFORMATION GIVEN TO THE STOCKHOLDERS OF THE COMPANY GENERALLY, CONTEMPORANEOUSLY WITH THE GIVING THEREOF TO THE STOCKHOLDERS.

      REPRESENTATIONS OF HOLDER. THE HOLDER OF THIS WARRANT, BY THE ACCEPTANCE HEREOF, REPRESENTS THAT IT IS ACQUIRING THIS WARRANT AND THE WARRANT SHARES FOR ITS OWN ACCOUNT FOR INVESTMENT ONLY AND NOT WITH A VIEW TOWARDS, OR FOR RESALE IN CONNECTION WITH, THE PUBLIC SALE OR DISTRIBUTION OF THIS WARRANT OR THE WARRANT SHARES, EXCEPT PURSUANT TO SALES REGISTERED OR EXEMPTED UNDER THE SECURITIES ACT; PROVIDED, HOWEVER, THAT BY MAKING THE REPRESENTATIONS HEREIN, THE HOLDER DOES NOT AGREE TO HOLD THIS WARRANT OR ANY OF THE WARRANT SHARES FOR ANY MINIMUM OR OTHER SPECIFIC TERM AND RESERVES THE RIGHT TO DISPOSE OF THIS WARRANT AND THE WARRANT SHARES AT ANY TIME IN ACCORDANCE WITH OR PURSUANT TO A REGISTRATION STATEMENT OR AN EXEMPTION UNDER THE SECURITIES ACT. THE HOLDER OF THIS WARRANT FURTHER REPRESENTS, BY ACCEPTANCE HEREOF, THAT, AS OF THIS DATE, SUCH HOLDER IS AN "ACCREDITED INVESTOR" AS SUCH TERM IS DEFINED IN RULE 501(A)(1) OF REGULATION D PROMULGATED BY THE SECURITIES AND EXCHANGE COMMISSION UNDER THE SECURITIES ACT (AN "ACCREDITED INVESTOR"). UPON EXERCISE OF THIS WARRANT THE HOLDER SHALL, IF REQUESTED BY THE COMPANY, CONFIRM IN WRITING, IN A FORM SATISFACTORY TO THE COMPANY, THAT THE WARRANT SHARES SO PURCHASED ARE BEING ACQUIRED SOLELY FOR THE HOLDER'S OWN ACCOUNT AND NOT AS A NOMINEE FOR ANY OTHER PARTY, FOR INVESTMENT, AND NOT WITH A VIEW TOWARD DISTRIBUTION OR RESALE AND THAT SUCH HOLDER IS AN ACCREDITED INVESTOR. IF SUCH HOLDER CANNOT MAKE SUCH REPRESENTATIONS BECAUSE THEY WOULD BE FACTUALLY INCORRECT, IT SHALL BE A CONDITION TO SUCH HOLDER'S EXERCISE OF THIS WARRANT THAT THE COMPANY RECEIVE SUCH OTHER REPRESENTATIONS AS THE COMPANY CONSIDERS REASONABLY NECESSARY TO ASSURE THE COMPANY THAT THE ISSUANCE OF ITS SECURITIES UPON EXERCISE OF THIS WARRANT SHALL NOT VIOLATE ANY UNITED STATES OR STATE SECURITIES LAWS.

      OWNERSHIP AND TRANSFER.
      -----------------------

The Company shall maintain at its principal executive offices (or such other office or agency of the Company as it may designate by notice to the holder hereof), a register for this Warrant, in which the Company shall record the name and address of the person in whose name this Warrant has been issued, as well as the name and address of each transferee. The Company may treat the person in whose name any Warrant is registered on the register as the owner and holder thereof for all purposes, notwithstanding any notice to the contrary, but in all events recognizing any transfers made in accordance with the terms of this Warrant.

      ADJUSTMENT OF WARRANT EXERCISE PRICE AND NUMBER OF SHARES. THE WARRANT EXERCISE PRICE AND THE NUMBER OF SHARES OF COMMON STOCK ISSUABLE UPON EXERCISE OF THIS WARRANT SHALL BE ADJUSTED FROM TIME TO TIME AS FOLLOWS (EXCEPT FOR ANY ISSUANCES TO CORNELL CAPITAL PARTNERS, LP AND OPTIONS GRANTED AND OUTSTANDING BEFORE JULY 15, 2005 UNDER A BONA FIDE EMPLOYEE STOCK OPTION PLAN OF THE COMPANY OR ISSUANCES OF RESTRICTED STOCK IN CONNECTION WITH AN ACQUISITION OR A CAPITAL RAISE WHICH WAS ENTERED INTO PRIOR TO JULY 15, 2005):

Adjustment of Warrant Exercise Price and Number of Shares upon Issuance of Common Stock. If and whenever on or after the Issuance Date of this Warrant, the Company issues or sells, or is deemed to have issued or sold, any shares of Common Stock (other than (i) Excluded Securities and (ii) shares of Common Stock which are issued or deemed to have been issued by the Company in connection with an Approved Stock Plan or upon exercise or conversion of the Other Securities) for a consideration per share less than a price (the "Applicable Price") equal to the Warrant Exercise Price in effect immediately prior to such issuance or sale, then immediately after such issue or sale the Warrant Exercise Price then in effect shall be reduced to an amount equal to such consideration per share. Upon each such adjustment of the Warrant Exercise Price hereunder, the number of Warrant Shares issuable upon exercise of this Warrant shall be adjusted to the number of shares determined by multiplying the Warrant Exercise Price in effect immediately prior to such adjustment by the number of Warrant Shares issuable upon exercise of this Warrant immediately prior to such adjustment and dividing the product thereof by the Warrant Exercise Price resulting from such adjustment.

Effect on Warrant Exercise Price of Certain Events. For purposes of determining the adjusted Warrant Exercise Price under Section 8(a) above, the following shall be applicable:

Issuance of Options. If after the date hereof, the Company in any manner grants any Options and the lowest price per share for which one share of Common Stock is issuable upon the exercise of any such Option or upon conversion or exchange of any convertible securities issuable upon exercise of any such Option is less than the Applicable Price, then such share of Common Stock shall be deemed to be outstanding and to have been issued and sold by the Company at the time of the granting or sale of such Option for such price per share. For purposes of this
Section 8(b)(i), the lowest price per share for which one share of Common Stock is issuable upon exercise of such Options or upon conversion or exchange of such Convertible Securities shall be equal to the sum of the lowest amounts of consideration (if any) received or receivable by the Company with respect to any one share of Common Stock upon the granting or sale of the Option, upon exercise of the Option or upon conversion or exchange of any convertible security issuable upon exercise of such Option. No further adjustment of the Warrant Exercise Price shall be made upon the actual issuance of such Common Stock or of such convertible securities upon the exercise of such Options or upon the actual issuance of such Common Stock upon conversion or exchange of such convertible securities.

Issuance of Convertible Securities. If the Company in any manner issues or sells any convertible securities and the lowest price per share for which one share of Common Stock is issuable upon the conversion or exchange thereof is less than the Applicable Price, then such share of Common Stock shall be deemed to be outstanding and to have been issued and sold by the Company at the time of the issuance or sale of such convertible securities for such price per share. For the purposes of this Section 8(b)(ii), the lowest price per share for which one share of Common Stock is issuable upon such conversion or exchange shall be equal to the sum of the lowest amounts of consideration (if any) received or receivable by the Company with respect to one share of Common Stock upon the issuance or sale of the convertible security and upon conversion or exchange of such convertible security. No further adjustment of the Warrant Exercise Price shall be made upon the actual issuance of such Common Stock upon conversion or exchange of such convertible securities, and if any such issue or sale of such convertible securities is made upon exercise of any Options for which adjustment of the Warrant Exercise Price had been or are to be made pursuant to other provisions of this Section 8(b), no further adjustment of the Warrant Exercise Price shall be made by reason of such issue or sale.

Change in Option Price or Rate of Conversion. If the purchase price provided for in any Options, the additional consideration, if any, payable upon the issue, conversion or exchange of any convertible securities, or the rate at which any convertible securities are convertible into or exchangeable for Common Stock changes at any time, the Warrant Exercise Price in effect at the time of such change shall be adjusted to the Warrant Exercise Price which would have been in effect at such time had such Options or convertible securities provided for such changed purchase price, additional consideration or changed conversion rate, as the case may be, at the time initially granted, issued or sold and the number of Warrant Shares issuable upon exercise of this Warrant shall be correspondingly readjusted. For purposes of this Section 8(b)(iii), if the terms of any Option or convertible security that was outstanding as of the Issuance Date of this Warrant are changed in the manner described in the immediately preceding sentence, then such Option or convertible security and the Common Stock deemed issuable upon exercise, conversion or exchange thereof shall be deemed to have been issued as of the date of such change. No adjustment pursuant to this
Section 8(b) shall be made if such adjustment would result in an increase of the Warrant Exercise Price then in effect.

Effect on Warrant Exercise Price of Certain Events. For purposes of determining the adjusted Warrant Exercise Price under Sections 8(a) and 8(b), the following shall be applicable:

Calculation of Consideration Received. If any Common Stock, Options or convertible securities are issued or sold or deemed to have been issued or sold for cash, the consideration received therefore will be deemed to be the net amount received by the Company therefore. If any Common Stock, Options or convertible securities are issued or sold for a consideration other than cash, the amount of such consideration received by the Company will be the fair value of such consideration, except where such consideration consists of marketable securities, in which case the amount of consideration received by the Company will be the market price of such securities on the date of receipt of such securities. If any Common Stock, Options or convertible securities are issued to the owners of the non-surviving entity in connection with any merger in which the Company is the surviving entity, the amount of consideration therefore will be deemed to be the fair value of such portion of the net assets and business of the non-surviving entity as is attributable to such Common Stock, Options or convertible securities, as the case may be. The fair value of any consideration other than cash or securities will be determined jointly by the Company and the holders of Warrants representing at least two-thirds (b) of the Warrant Shares issuable upon exercise of the Warrants then outstanding. If such parties are unable to reach agreement within ten (10) days after the occurrence of an event requiring valuation (the "Valuation Event"), the fair value of such consideration will be determined within five (5) Business Days after the tenth
(10th) day following the Valuation Event by an independent, reputable appraiser jointly selected by the Company and the holders of Warrants representing at least two-thirds (b) of the Warrant Shares issuable upon exercise of the Warrants then outstanding. The determination of such appraiser shall be final and binding upon all parties and the fees and expenses of such appraiser shall be borne jointly by the Company and the holders of Warrants.

Integrated Transactions. In case any Option is issued in connection with the issue or sale of other securities of the Company, together comprising one integrated transaction in which no specific consideration is allocated to such Options by the parties thereto, the Options will be deemed to have been issued for a consideration of $.01.

Treasury Shares. The number of shares of Common Stock outstanding at any given time does not include shares owned or held by or for the account of the Company, and the disposition of any shares so owned or held will be considered an issue or sale of Common Stock.

Record Date. If the Company takes a record of the holders of Common Stock for the purpose of entitling them (1) to receive a dividend or other distribution payable in Common Stock, Options or in convertible securities or (2) to subscribe for or purchase Common Stock, Options or convertible securities, then such record date will be deemed to be the date of the issue or sale of the shares of Common Stock deemed to have been issued or sold upon the declaration of such dividend or the making of such other distribution or the date of the granting of such right of subscription or purchase, as the case may be.

Adjustment of Warrant Exercise Price upon Subdivision or Combination of Common Stock. If the Company at any time after the date of issuance of this Warrant subdivides (by any stock split, stock dividend, recapitalization or otherwise) one or more classes of its outstanding shares of Common Stock into a greater number of shares, any Warrant Exercise Price in effect immediately prior to such subdivision will be proportionately reduced and the number of shares of Common Stock obtainable upon exercise of this Warrant will be proportionately increased. If the Company at any time after the date of issuance of this Warrant combines (by combination, reverse stock split or otherwise) one or more classes of its outstanding shares of Common Stock into a smaller number of shares, any Warrant Exercise Price in effect immediately prior to such combination will be proportionately increased and the number of Warrant Shares issuable upon exercise of this Warrant will be proportionately decreased. Any adjustment under this Section 8(d) shall become effective at the close of business on the date the subdivision or combination becomes effective.

Distribution of Assets. If the Company shall declare or make any dividend or other distribution of its assets (or rights to acquire its assets) to holders of Common Stock, by way of return of capital or otherwise (including, without limitation, any distribution of cash, stock or other securities, property or options by way of a dividend, spin off, reclassification, corporate rearrangement or other similar transaction) (a "Distribution"), at any time after the issuance of this Warrant, then, in each such case:

any Warrant Exercise Price in effect immediately prior to the close of business on the record date fixed for the determination of holders of Common Stock entitled to receive the Distribution shall be reduced, effective as of the close of business on such record date, to a price determined by multiplying such Warrant Exercise Price by a fraction of which (A) the numerator shall be the Closing Sale Price of the Common Stock on the trading day immediately preceding such record date minus the value of the Distribution (as determined in good faith by the Company's Board of Directors) applicable to one share of Common Stock, and (B) the denominator shall be the Closing Sale Price of the Common Stock on the trading day immediately preceding such record date; and

either (A) the number of Warrant Shares obtainable upon exercise of this Warrant shall be increased to a number of shares equal to the number of shares of Common Stock obtainable immediately prior to the close of business on the record date fixed for the determination of holders of Common Stock entitled to receive the Distribution multiplied by the reciprocal of the fraction set forth in the immediately preceding clause (i), or (B) in the event that the Distribution is of common stock of a company whose common stock is traded on a national securities exchange or a national automated quotation system, then the holder of this Warrant shall receive an additional warrant to purchase Common Stock, the terms of which shall be identical to those of this Warrant, except that such warrant shall be exercisable into the amount of the assets that would have been payable to the holder of this Warrant pursuant to the Distribution had the holder exercised this Warrant immediately prior to such record date and with an exercise price equal to the amount by which the exercise price of this Warrant was decreased with respect to the Distribution pursuant to the terms of the immediately preceding clause (i).

Certain Events. If any event occurs of the type contemplated by the provisions of this Section 8 but not expressly provided for by such provisions (including, without limitation, the granting of stock appreciation rights, phantom stock rights or other rights with equity features), then the Company's Board of Directors will make an appropriate adjustment in the Warrant Exercise Price and the number of shares of Common Stock obtainable upon exercise of this Warrant so as to protect the rights of the holders of the Warrants; provided, except as set forth in section 8(d),that no such adjustment pursuant to this Section 8(f) will increase the Warrant Exercise Price or decrease the number of shares of Common Stock obtainable as otherwise determined pursuant to this Section 8.

Notices.

Immediately upon any adjustment of the Warrant Exercise Price, the Company will give written notice thereof to the holder of this Warrant, setting forth in reasonable detail, and certifying, the calculation of such adjustment.

The Company will give written  notice to the holder of this Warrant at least ten
(10) days prior to the date on which the Company closes its books or takes a record (A) with respect to any dividend or distribution upon the Common Stock,
(B) with respect to any pro rata subscription offer to holders of Common Stock or (C) for determining rights to vote with respect to any Organic Change (as defined below), dissolution or liquidation, provided that such information shall be made known to the public prior to or in conjunction with such notice being provided to such holder.

The Company will also give written notice to the holder of this Warrant at least ten (10) days prior to the date on which any Organic Change, dissolution or liquidation will take place, provided that such information shall be made known to the public prior to or in conjunction with such notice being provided to such holder.

      PURCHASE RIGHTS; REORGANIZATION, RECLASSIFICATION, CONSOLIDATION, MERGER OR SALE.

In addition to any adjustments pursuant to Section 8 above, if at any time the Company grants, issues or sells any Options, Convertible Securities or rights to purchase stock, warrants, securities or other property pro rata to the record holders of any class of Common Stock (the "Purchase Rights"), then the holder of this Warrant will be entitled to acquire, upon the terms applicable to such Purchase Rights, the aggregate Purchase Rights which such holder could have acquired if such holder had held the number of shares of Common Stock acquirable upon complete exercise of this Warrant immediately before the date on which a record is taken for the grant, issuance or sale of such Purchase Rights, or, if no such record is taken, the date as of which the record holders of Common Stock are to be determined for the grant, issue or sale of such Purchase Rights.

Any recapitalization, reorganization, reclassification, consolidation, merger, sale of all or substantially all of the Company's assets to another Person or other transaction in each case which is effected in such a way that holders of Common Stock are entitled to receive (either directly or upon subsequent liquidation) stock, securities or assets with respect to or in exchange for Common Stock is referred to herein as an "Organic Change." Prior to the consummation of any (i) sale of all or substantially all of the Company's assets to an acquiring Person or (ii) other Organic Change following which the Company is not a surviving entity, the Company will secure from the Person purchasing such assets or the successor resulting from such Organic Change (in each case, the "Acquiring Entity") a written agreement (in form and substance satisfactory to the holders of Warrants representing at least two-thirds (iii) of the Warrant Shares issuable upon exercise of the Warrants then outstanding) to deliver to each holder of Warrants in exchange for such Warrants, a security of the Acquiring Entity evidenced by a written instrument substantially similar in form and substance to this Warrant and satisfactory to the holders of the Warrants (including an adjusted warrant exercise price equal to the value for the Common Stock reflected by the terms of such consolidation, merger or sale, and exercisable for a corresponding number of shares of Common Stock acquirable and receivable upon exercise of the Warrants without regard to any limitations on exercise, if the value so reflected is less than any Applicable Warrant Exercise Price immediately prior to such consolidation, merger or sale). Prior to the consummation of any other Organic Change, the Company shall make appropriate provision (in form and substance satisfactory to the holders of Warrants representing a majority of the Warrant Shares issuable upon exercise of the Warrants then outstanding) to insure that each of the holders of the Warrants will thereafter have the right to acquire and receive in lieu of or in addition to (as the case may be) the Warrant Shares immediately theretofore issuable and receivable upon the exercise of such holder's Warrants (without regard to any limitations on exercise), such shares of stock, securities or assets that would have been issued or payable in such Organic Change with respect to or in exchange for the number of Warrant Shares which would have been issuable and receivable upon the exercise of such holder's Warrant as of the date of such Organic Change (without taking into account any limitations or restrictions on the exercisability of this Warrant).

      LOST, STOLEN, MUTILATED OR DESTROYED WARRANT. IF THIS WARRANT IS LOST, STOLEN, MUTILATED OR DESTROYED, THE COMPANY SHALL PROMPTLY, ON RECEIPT OF AN INDEMNIFICATION UNDERTAKING (OR, IN THE CASE OF A MUTILATED WARRANT, THE WARRANT), ISSUE A NEW WARRANT OF LIKE DENOMINATION AND TENOR AS THIS WARRANT SO LOST, STOLEN, MUTILATED OR DESTROYED.

      NOTICE. ANY NOTICES, CONSENTS, WAIVERS OR OTHER COMMUNICATIONS REQUIRED OR PERMITTED TO BE GIVEN UNDER THE TERMS OF THIS WARRANT MUST BE IN WRITING AND WILL BE DEEMED TO HAVE BEEN DELIVERED: (I) UPON RECEIPT, WHEN DELIVERED PERSONALLY; (II) UPON RECEIPT, WHEN SENT BY FACSIMILE (PROVIDED CONFIRMATION OF RECEIPT IS RECEIVED BY THE SENDING PARTY TRANSMISSION IS MECHANICALLY OR ELECTRONICALLY GENERATED AND KEPT ON FILE BY THE SENDING PARTY); OR (III) ONE BUSINESS DAY AFTER DEPOSIT WITH A NATIONALLY RECOGNIZED OVERNIGHT DELIVERY SERVICE, IN EACH CASE PROPERLY ADDRESSED TO THE PARTY TO RECEIVE THE SAME. THE ADDRESSES AND FACSIMILE NUMBERS FOR SUCH COMMUNICATIONS SHALL BE:

If to Cornell:              Cornell Capital Partners, LP
                            101 Hudson Street - Suite 3700
                            Jersey City, NJ  07302
                            Attention:  Mark A. Angelo
                            Telephone:  (201) 985-8300
                            Facsimile:  (201) 985-8266

With Copy to:               David Gonzalez, Esq.
                            101 Hudson Street - Suite 3700
                            Jersey City, NJ 07302
                            Telephone:  (201) 985-8300
                            Facsimile:  (201) 985-8266


If to the Company, to:      Teleplus Enterprises, Inc.
                            7575 TransCanada - Suite 305
                            St-Laurent, Quebec H4T 1V6
                            Attention:  Marius Silvasan, CEO
                            Telephone:  (514) 344-0778
                            Facsimile:  (514) 344-8675

With a copy to:             Kirkpatrick & Lockhart Nicholson Graham, LLP
                            201 South Biscayne Boulevard, Suite 2000
                            Miami, Florida 33131
                            Attention:  Clayton E. Parker, Esquire
                            Telephone:  (305) 539-3306
                            Facsimile:  (305) 358-7095

If to a holder of this Warrant, to it at the address and facsimile number set forth on Exhibit C hereto, with copies to such holder's representatives as set forth on Exhibit C, or at such other address and facsimile as shall be delivered to the Company upon the issuance or transfer of this Warrant. Each party shall provide five days' prior written notice to the other party of any change in address or facsimile number. Written confirmation of receipt (A) given by the recipient of such notice, consent, facsimile, waiver or other communication, (or
(B) provided by a nationally recognized overnight delivery service shall be rebuttable evidence of personal service, receipt by facsimile or receipt from a nationally recognized overnight delivery service in accordance with clause (i),
(ii) or (iii) above, respectively.

      DATE. THE DATE OF THIS WARRANT IS SET FORTH ON PAGE 1 HEREOF. THIS WARRANT, IN ALL EVENTS, SHALL BE WHOLLY VOID AND OF NO EFFECT AFTER THE CLOSE OF BUSINESS ON THE EXPIRATION DATE, EXCEPT THAT NOTWITHSTANDING ANY OTHER PROVISIONS HEREOF, THE PROVISIONS OF SECTION 8(B) SHALL CONTINUE IN FULL FORCE AND EFFECT AFTER SUCH DATE AS TO ANY WARRANT SHARES OR OTHER SECURITIES ISSUED UPON THE EXERCISE OF THIS WARRANT.

      AMENDMENT AND WAIVER. EXCEPT AS OTHERWISE PROVIDED HEREIN, THE PROVISIONS OF THE WARRANTS MAY BE AMENDED AND THE COMPANY MAY TAKE ANY ACTION HEREIN PROHIBITED, OR OMIT TO PERFORM ANY ACT HEREIN REQUIRED TO BE PERFORMED BY IT, ONLY IF THE COMPANY HAS OBTAINED THE WRITTEN CONSENT OF THE HOLDERS OF WARRANTS REPRESENTING AT LEAST TWO-THIRDS OF THE WARRANT SHARES ISSUABLE UPON EXERCISE OF THE WARRANTS THEN OUTSTANDING; PROVIDED THAT, EXCEPT FOR SECTION 8(D), NO SUCH ACTION MAY INCREASE THE WARRANT EXERCISE PRICE OR DECREASE THE NUMBER OF SHARES OR CLASS OF STOCK OBTAINABLE UPON EXERCISE OF ANY WARRANT WITHOUT THE WRITTEN CONSENT OF THE HOLDER OF SUCH WARRANT.

      DESCRIPTIVE HEADINGS; GOVERNING LAW. THE DESCRIPTIVE HEADINGS OF THE SEVERAL SECTIONS AND PARAGRAPHS OF THIS WARRANT ARE INSERTED FOR CONVENIENCE ONLY AND DO NOT CONSTITUTE A PART OF THIS WARRANT. THE CORPORATE LAWS OF THE STATE OF NEW JERSEY SHALL GOVERN ALL ISSUES CONCERNING THE RELATIVE RIGHTS OF THE COMPANY AND ITS STOCKHOLDERS. ALL OTHER QUESTIONS CONCERNING THE CONSTRUCTION, VALIDITY, ENFORCEMENT AND INTERPRETATION OF THIS AGREEMENT SHALL BE GOVERNED BY THE INTERNAL LAWS OF THE STATE OF NEW JERSEY, WITHOUT GIVING EFFECT TO ANY CHOICE OF LAW OR CONFLICT OF LAW PROVISION OR RULE (WHETHER OF THE STATE OF NEW JERSEY OR ANY OTHER JURISDICTIONS) THAT WOULD CAUSE THE APPLICATION OF THE LAWS OF ANY JURISDICTIONS OTHER THAN THE STATE OF NEW JERSEY. EACH PARTY HEREBY IRREVOCABLY SUBMITS TO THE EXCLUSIVE JURISDICTION OF THE STATE AND FEDERAL COURTS SITTING IN HUDSON COUNTY AND THE UNITED STATES DISTRICT COURT FOR THE DISTRICT OF NEW JERSEY, FOR THE ADJUDICATION OF ANY DISPUTE HEREUNDER OR IN CONNECTION HEREWITH OR THEREWITH, OR WITH ANY TRANSACTION CONTEMPLATED HEREBY OR DISCUSSED HEREIN, AND HEREBY IRREVOCABLY WAIVES, AND AGREES NOT TO ASSERT IN ANY SUIT, ACTION OR PROCEEDING, ANY CLAIM THAT IT IS NOT PERSONALLY SUBJECT TO THE JURISDICTION OF ANY SUCH COURT, THAT SUCH SUIT, ACTION OR PROCEEDING IS BROUGHT IN AN INCONVENIENT FORUM OR THAT THE VENUE OF SUCH SUIT, ACTION OR PROCEEDING IS IMPROPER. EACH PARTY HEREBY IRREVOCABLY WAIVES PERSONAL SERVICE OF PROCESS AND CONSENTS TO PROCESS BEING SERVED IN ANY SUCH SUIT, ACTION OR PROCEEDING BY MAILING A COPY THEREOF TO SUCH PARTY AT THE ADDRESS FOR SUCH NOTICES TO IT UNDER THIS AGREEMENT AND AGREES THAT SUCH SERVICE SHALL CONSTITUTE GOOD AND SUFFICIENT SERVICE OF PROCESS AND NOTICE THEREOF. NOTHING CONTAINED HEREIN SHALL BE DEEMED TO LIMIT IN ANY WAY ANY RIGHT TO SERVE PROCESS IN ANY MANNER PERMITTED BY LAW.

      WAIVER OF JURY TRIAL. AS A MATERIAL INDUCEMENT FOR EACH PARTY HERETO TO ENTER INTO THIS WARRANT, THE PARTIES HERETO HEREBY WAIVE ANY RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING RELATED IN ANY WAY TO THIS WARRANT AND/OR ANY AND ALL OF THE OTHER DOCUMENTS ASSOCIATED WITH THIS TRANSACTION.


                   REMAINDER OF PAGE INTENTIONALLY LEFT BLANK

      IN WITNESS WHEREOF, the Company has caused this Warrant to be signed as of the date first set forth above.

                                        TELEPLUS ENTERPRISES, INC.

                                        By: /s/ Marius Silvasan
                                            -------------------------------
                                        Name:   Marius Silvasan
                                        Title:  CEO

                              EXHIBIT A TO WARRANT
                              --------------------

                                 EXERCISE NOTICE
                                 ---------------

                                 TO BE EXECUTED
                BY THE REGISTERED HOLDER TO EXERCISE THIS WARRANT


                           TELEPLUS ENTERPRISES, INC.

      The undersigned holder hereby exercises the right to purchase ______________ of the shares of Common Stock ("Warrant Shares") of Teleplus Enterprises, Inc. (the "Company"), evidenced by the attached Warrant (the "Warrant"). Capitalized terms used herein and not otherwise defined shall have the respective meanings set forth in the Warrant.

Specify Method of exercise by check mark:

      1.    ___ Cash Exercise

            (a) Payment of Warrant Exercise Price. The holder shall pay the Aggregate Exercise Price of $______________ to the Company in accordance with the terms of the Warrant.

            (b) Delivery of Warrant Shares. The Company shall deliver to the holder _________ Warrant Shares in accordance with the terms of the Warrant.



            2.    ___ Cashless Exercise

            (a) Payment of Warrant Exercise Price. In lieu of making payment of the Aggregate Exercise Price, the holder elects to receive upon such exercise the Net Number of shares of Common Stock determined in accordance with the terms of the Warrant.

            (b) Delivery of Warrant Shares. The Company shall deliver to the holder _________ Warrant Shares in accordance with the terms of the Warrant.


Date: _______________ __, ______

Name of Registered Holder

By:
   -----------------------------------------
Name:
     ---------------------------------------
Title:
      --------------------------------------

                              EXHIBIT B TO WARRANT
                              --------------------

                              FORM OF WARRANT POWER
                              ---------------------

      FOR VALUE RECEIVED, the undersigned does hereby assign and transfer to ________________, Federal Identification No. __________, a warrant to purchase
____________ shares of the capital stock of Teleplus Enterprises, Inc. represented by warrant certificate no. _____, standing in the name of the undersigned on the books of said corporation. The undersigned does hereby irrevocably constitute and appoint ______________, attorney to transfer the warrants of said corporation, with full power of substitution in the premises.

Dated:
      --------------------------         --------------------------------------

                                         By:
                                                -------------------------------
                                         Name:
                                                -------------------------------
                                         Title:
                                                -------------------------------